LOAD FUND OPERATING AGREEMENT

     This Load Fund Operating Agreement is made as of June 1, 2007 by and between AllianceBernstein Investments, Inc. ("Distributor"); each a registered investment company executing it ("Fund Company"), on its own behalf and on behalf of each of its series or classes of shares listed on Schedule I hereto, as amended from time to time ("Fund(s)"); and Charles Schwab & Co., Inc. ("Schwab"), a California corporation ("Agreement"). In the event there are no Funds, then the term "Fund" shall mean "Fund Company." Fund Company and Distributor are referred to collectively herein as "Fund Parties."

     WHEREAS,  Fund  Parties  wish to have  shares of the Fund(s)  available  to
investors   for   purchase  and   redemption   through   Schwab's   Mutual  Fund
Marketplace(R) ("MFMP");

     WHEREAS, certain policies, procedures, and information are necessary to enable the Fund(s) to participate in the MFMP; and

     WHEREAS, Schwab is willing to permit the Fund(s) to participate in its MFMP pursuant to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties agree as follows:

     1. Operating Procedures.

          a. For each Fund, Schwab shall (i) open an account for the benefit of one or more MFMP investors who invest in shares of the Fund (each such account an "Omnibus Account"); and/or (ii) open an account with the Fund for the benefit of each MFMP investor that invests in shares of the Fund (each such account a "Sub-Account"). Sub-Accounts shall be maintained on Schwab's system in trading symbols separate from trading symbols established for Omnibus Accounts. Sub-Accounts and Omnibus Accounts shall be referred to collectively herein as "Account(s)."

          b. Through the Accounts, Schwab shall purchase and redeem shares, settle transactions, reconcile transactions, obtain pricing, reinvest distributions and maintain records solely in accordance with the operating procedures set forth in Exhibit A hereto ("Operating Procedures"). The parties agree to transfer accounts, communicate with Fund shareholders and perform other obligations in accordance with the Operating Procedures, as applicable to each Fund.

     2. Qualification Requirements.

          a. Schwab will only place purchase orders for shares of a Fund on behalf of an MFMP investor whose account address is in a state or other jurisdiction in which Fund Company has advised Schwab that, under applicable law, such Fund's shares are either qualified for sale or exempt from such qualification. Fund Company shall advise Schwab immediately (i) if any such qualification of shares is terminated, (ii) if any such exemption is no longer applicable, or (iii) if it wishes Schwab not to place purchase orders for a Fund on behalf of MFMP investors whose account addresses are in a particular state or other jurisdiction.

          b. With respect to shares of Funds held in Omnibus Accounts, Schwab will, upon request, (i) furnish Fund Company with monthly written statements of the number of shares of each Fund purchased on behalf of MFMP investors whose account addresses are in one or more states or other jurisdictions indicated by Fund Company or (ii) on a daily basis, transmit to an electronic database provider with whom Schwab has established effective systems interfaces information regarding the number of shares of each Fund purchased on behalf of MFMP investors whose account addresses are in each state for retrieval by Fund Company. Fund Company shall be responsible for all reasonable fees and other reasonable charges of such database provider in connection with Schwab's transmission of such information to and Fund Company's retrieval of such information from such database provider.

     3. Compliance Responsibilities.

          a. Fund Parties are responsible for (i) the compliance of each prospectus, registration statement, annual or other periodic report, proxy statement and item of advertising or marketing material of or relating to each Fund with all applicable laws, rules and regulations (except for advertising or marketing material prepared by Schwab that was not published or provided to Schwab by or on behalf of Fund Company, Distributor, or any Affiliate (defined below) of Fund Company or accurately derived from information published or provided by or on behalf of Fund Company or any Affiliate), (ii) the distribution and tabulation of proxies in accordance with all applicable laws, rules and regulations (except for such proxy related services provided by Schwab's mailing agent), (iii) the registration or qualification of the shares of each Fund under all applicable laws, rules, and regulations, and (iv) the compliance by Fund Company, Distributor, and each Affiliate of Distributor, with all applicable laws, rules, and regulations (including the Investment Company Act of 1940, as amended (the "1940 Act"), and the Investment Advisers Act of 1940, as amended), and the rules and regulations of each self-regulatory organization with jurisdiction over Fund Company, Distributor, or any Affiliate of Fund Company, except to the extent that the failure to so comply by Fund Company, Distributor or any Affiliate of Fund Company is caused by Schwab's breach of this Agreement or its willful misconduct or negligence in the performance of or failure to perform, its obligations under this Agreement. Fund Company and Distributor's responsibilities under Sections 3.a.(i) through 3.a.(iv) include, but are not limited to, compliance of information published, distributed, or made available, and activities conducted through, the Internet and any other electronic medium. For purposes of this Agreement, an "Affiliate" of a person means (i) any person directly or indirectly controlling, controlled by, or under common control with, such person, (ii) any officer, director, partner, corporation, or employee of such person, and (iii) if such person is an investment company, any investment advisor thereof or any member of the advisory board thereof. Notwithstanding anything herein to the contrary, Fund Company shall not be responsible for the compliance with all applicable laws, rules and regulations by Fund Distributor and Affiliates of Distributor.

          b. In the event that an Omnibus Account holds five percent (5%) or more of the outstanding Fund shares, Fund Company will be responsible for requesting Schwab to confirm its status as shareholder of record and to confirm whether any MFMP investor beneficially owns five percent (5%) or more of the outstanding Fund shares through Schwab. For this purpose, Fund Company shall indicate in its inquiry the number of Fund shares that equal five percent (5%) of outstanding Fund shares. Schwab shall promptly reply to any such inquiries.

          c. Schwab is responsible for Schwab's compliance with all applicable laws, rules and regulations governing Schwab's performance under this Agreement, except to the extent that Schwab's failure to comply with any law, rule, or regulation is caused by Fund Company or Distributor's breach of this Agreement, or its willful misconduct or negligence in the performance of or failure to perform its obligations under this Agreement.

          d. Schwab acknowledges and agrees that, as between Fund Parties and Schwab, it is Schwab's compliance responsibility to (i) make any required suitability determination of any Fund as an investment for an MFMP investor;
(ii) accurately and verifiably determine any MFMP investor's breakpoint eligibility and other Fund provided, publicly disclosed methods of obtaining a reduced or eliminated sales charge (collectively "Discount(s)") on a Fund's shares and to notify the Fund contemporaneously with each order it places in an Account of any Discounts on the order; and (iii) assess any applicable sales charge (including both front end sales loads and contingent deferred sales charges) and any applicable short-term redemption fee payable by an MFMP investor on each transaction.

          e. Fund Parties acknowledge and agree that (i) as of the effective date of this Agreement as to any Fund, as set forth on Schedule I hereto (the "Effective Date"), no provision in the prospectus or statement of additional information of such Fund conflicts with Schwab's obligations under this Agreement or imposes any obligation on Schwab not set forth in this Agreement, and (ii) after the Effective Date as to any Fund, Fund Parties shall have the obligation to notify Schwab and seek amendment of this Agreement in the event that any prospective change in the prospectus or statement of additional information of such Fund may cause such conflict or impose such new obligation upon Schwab. Fund Parties agree further that if the parties cannot reach agreement on amendment, then coincident with such change, Schwab may take either one of the following actions, in its sole discretion: (A) suspend purchases of shares of such Fund until such time as the parties amend this Agreement, or (B) terminate this Agreement as to such Fund.

     4. Payments.

          a. In consideration of services provided by Schwab in connection with networking the Sub-Accounts, Distributor, as agent for a Fund and on its behalf, shall cause the Fund's transfer agent to pay a quarterly fee calculated on the basis of the annual fee per Sub-Account set forth for the Fund on Schedule I ("Networking Fee"). At the end of each calendar quarter, Schwab will calculate and invoice the Networking Fee for any such Fund for such quarter by multiplying the number of Sub-Accounts for a Fund on the last day of such quarter on which the New York Stock Exchange is open for trading ("Business Day") by one quarter of the Networking Fee for such Fund. The Networking Fee is due each quarter upon receipt of the invoice from Schwab setting forth such fee. The Distributor (or the Fund's transfer agent) may pay the Networking Fee based upon its own calculation, however, if there is a material discrepancy between the payment calculated by the Distributor and Schwab's invoice, the parties will confer with a goal to resolving such discrepancy. Payment shall be made through NSCC's Commission Settlement Service or through wire transfer. To the extent payments are made by wire transfer, such wire transfer shall be separate from wire transfers of redemption proceeds or distributions under this Agreement. Notwithstanding any provision of the Agreement to the contrary, no payment shall be due for any calendar quarter with respect to a Sub-Account if the value of Fund shares in such Sub-Account is less than $1,000 for the entire quarter.

          b. In consideration of services provided by Schwab in connection with maintaining the Omnibus Account(s), Distributor, as agent for a Fund and on its behalf, shall cause the Fund's transfer agent to pay a quarterly fee calculated on the basis of the annual per position maintenance fee set forth for the Fund on Schedule I ("PPMF"). At the end of each calendar quarter, Schwab will calculate the PPMF for any such Fund for such quarter by multiplying the number of individual shareholder positions in the Omnibus Account(s) for such Fund on the last Business Day of such calendar quarter by one quarter of the PPMF for such Fund, and shall bill it in arrears. The PPMF is due each quarter upon receipt of the invoice from Schwab setting forth such fee. Payment shall be made through NSCC's Commission Settlement Service or through wire transfer. To the extent payments are made by wire transfer, such wire transfer shall be separate from wire transfers of redemption proceeds or distributions under this Agreement.

          c. Payments to Schwab for networking of Sub-Accounts under 4.a. and for maintaining Omnibus Accounts under 4.b. are in addition to the usual and customary broker's commission or concession and/or fees pursuant to a plan of distribution and/or shareholder servicing adopted under the 1940 Act ("12b-1 Plan") payable to Schwab for the services it provides in connection with the purchase and holding of a Fund's shares by MFMP investors. Fund Partyshall cause such concession, commission, and 12b-1 Plan fee information to be set up accurately, and to be kept current, in the appropriate fields of NSCC's Mutual Fund Profile Service ("MFPS"), and shall pay them to Schwab as follows:

               (i) On each purchase of shares, any applicable broker's commission or concession due to Schwab shall be paid to Schwab in net settlement of the order. Schwab acknowledges that no broker's concession or commission will be paid on the reinvestment of dividends or capital gains.

               (ii) Any 12b-1 Plan fees due on a Fund's shares held in Sub-Accounts shall be calculated by the Fund Partyand paid to Schwab through NSCC's Commission Settlement Service or, upon notification to and consent of Schwab, through wire transfer. If by wire transfer, such wire transfer shall be separate from wire transfers of redemption proceeds or distributions under this Agreement.

               (iii) Any 12b-1 Plan fees due on a Fund's shares held in Omnibus Accounts, shall be calculated by Schwab and invoiced to Fund Parties according to the rules and on the schedule the Fund Parties have set up on MFPS for 12b-1 Plan payments for such Fund. Payment is due upon receipt of the invoice setting forth such fee. Payment may be made through NSCC's Commission Settlement Service or, upon notification to and consent of Schwab, through wire transfer. If by wire transfer, such wire transfer shall be separate from wire transfers of redemption proceeds or distributions under this Agreement. With respect to shares that have transferred into an Omnibus Account after initial purchase directly from the Fund or through another financial intermediary, Schwab will rely on the share lot history(ies), if applicable, as received from the Fund in transferring such shares, as further set forth in Section 10.i. of the Operating Procedures.

          d. Liquidation of Small Accounts. Upon Fund Parties' request, which may be made no more than once annually, or at such other times as the parties may mutually agree, Schwab will identify Fund positions that are maintained and processed through Schwab's Omnibus Accounts with the Funds that equal less than the asset balance minimums, if any, set forth in the Fund's prospectus. Schwab agrees to reasonably cooperate with the Funds' efforts to liquidate those positions, provided all such liquidations are effected by the Funds in a manner permitted by and consistent with each Fund's policies and procedures as described in its prospectus. For purposes of effecting such liquidations, Fund Parties agree to apply its liquidation policies to shareholders that maintain Fund positions through an Omnibus Account to the same extent and in the same manner as it applies those policies to other shareholders, including those that hold Fund shares directly with the Fund and those that hold indirectly through another financial intermediary

          e. The parties understand and agree that the receipt of compensation by Schwab under this Agreement is for the services Schwab provides as broker and agent for MFMP investors in connection with the purchase of Fund shares, and for ongoing shareholder and administrative services provided on such shares as set forth herein, and is not conditioned upon the performance of promotional, marketing, or similar distribution-related activities on behalf of the Fund.

     5. Representations and Warranties.

          a. Fund Parties represent and warrant that each Fund is in compliance with the conditions and qualifications set forth in Rule 2830(d) and 2830(l)(1)(4) of the Conduct Rules of the National Association of Securities Dealers Regulation, Inc., ("NASDR") as amended from time to time, which enable a member of the National Association of Securities Dealers, Inc. ("NASD") to offer or sell shares of the Fund.

          b. Fund Parties represent and warrant that either Distributor, Funds, Fund Company or an agent of the Fund Company are Fund Members of the National Securities Clearing Corporation ("NSCC") and have access to the NSCC's Fund/Serv system ("Fund/Serv") and the NSCC's Networking system ("Networking").

          c. Schwab represents and warrants that it is a Member of the NSCC and has access to Fund/Serv and Networking.

          d. Schwab represents and warrants that the person signing this Agreement on its behalf is an officer authorized to execute this Agreement on behalf of Schwab.

          e. Anti-Money Laundering Certification. Schwab represents and warrants that it has established an Anti-Money Laundering Program reasonably designed to comply with all applicable anti-money laundering laws and regulations, including applicable provisions of the Bank Secrecy Act and the USA PATRIOT Act of 2001, as well as with the regulations administered by the U.S. Department of the Treasury's Office of Foreign Assets Control. As part of its Anti-Money Laundering Program, Schwab will take reasonable steps to identify the customers for whom it acts in its dealings with the Funds and will monitor customer transactions in order to detect and, where appropriate, report suspicious activities.

          f. Fund Company represents and warrants that the person signing this Agreement on its behalf is an officer of Fund Company authorized to execute this Agreement on behalf of Fund Company, and that any agent of Fund Company completing and delivering Exhibit B or C of this Agreement is authorized by Fund Company to complete and deliver such Exhibit.

          g. If the foregoing representations and warranties made by Fund Parties and Schwab are no longer accurate then Fund Parties or Schwab, as appropriate, will promptly notify the other party thereof.

     6. Use of Parties' Names; No Publication of Terms.

          a. Neither Schwab nor Fund Company shall make public the terms and conditions of this Agreement, nor any discussions relating thereto, without the consent of the other party, which consent shall not be unreasonably withheld; provided however, if public disclosure of such information is required by law, such consent shall be deemed granted and the party required to disclose such information shall, if practicable, notify the other party prior to such disclosure.

          b. Without Schwab's prior written consent, Fund Company shall acquire no right to use, and shall not use, cause or permit use of the names, characters, artwork, designs trade names, copyrighted materials, trademarks, or service marks of Schwab, its related or subsidiary companies, parent, employees, directors, shareholders, assigns, successors, or licensees: (i) in any advertising, promotional materials or activities, publicity, press release, client list, or public or private presentation or promotion; (ii) to express or to imply any endorsement of Fund Company or any of its Affiliates or their respective offerings or services; or (iii) in any manner other than expressly in accordance with this Agreement.

          c. Fund Company authorizes Schwab to use the names or other identifying marks of Fund Company and Fund in connection with the operation of the MFMP. Fund Company may withdraw this authorization as to any particular use of any such name or identifying marks at any time (i) upon Fund Company's reasonable determination that such use would have a material adverse effect on the reputation or marketing efforts of Fund Company or such Fund, or (ii) if any of the Funds cease to be available through the MFMP; provided, however, that Schwab may, in its sole discretion, continue to use materials prepared or printed prior to the withdrawal of such authorization or in the process of being prepared or printed at the time of such withdrawal.

     7. Confidentiality.

          a.  Definition  of  Confidential  Information.  The term  confidential information shall mean all information that either party discloses (the "Disclosing Party"), whether in writing, electronically, or orally, to the other party (the "Receiving Party"), whether in tangible or intangible form, including but not limited to: (i) any information concerning a party, its agent, or its licensor's technology, such as systems, source code, databases, hardware, software, programs, applications, engine protocols, routines, models, displays and manuals, including, without limitation, the selection, coordination, and arrangement of the contents thereof and (ii) any unpublished information concerning research activities and plans, customers, marketing or sales plans, sales forecasts or results of marketing efforts, pricing or pricing strategies, costs, operational techniques, strategic plans, Customer Information (as defined below), and unpublished financial information, including information concerning revenues, profits, and profit margins will be deemed confidential and proprietary to the Disclosing Party, regardless of whether such information was disclosed intentionally or unintentionally or marked as "confidential" or "proprietary" ("Confidential Information").

          b. Treatment of Confidential Information. Each party agrees that: (a) the Receiving Party will hold any and all Confidential Information it obtains in strictest confidence and will use and permit use of Confidential Information solely for the purposes of this Agreement; (b) without limiting the foregoing, the Receiving Party shall use at least the same degree of care, but no less than reasonable care, to avoid disclosure or use of this Confidential Information as the Receiving Party employs with respect to its own Confidential Information;
(c) the Receiving Party may disclose or provide access only to its responsible employees or agents who have a need to know and are under confidentiality agreements at least as restrictive as this Agreement with respect to the Confidential Information, and may make copies of Confidential Information only to the extent reasonably necessary to carry out the obligations hereunder; and
(d) the Receiving Party will notify the Disclosing Party immediately of any unauthorized disclosure or use, and will cooperate with the Disclosing Party to protect all proprietary rights in and ownership of its Confidential Information.

          c. Exceptions. This Section 7 shall not prohibit or limit the Receiving Party's use, disclosure, reproduction, or dissemination of the Disclosing Party's Confidential Information which, (a) is or becomes public domain information or material through no fault or breach on the part of the Receiving Party, (b) was already rightfully known (without restriction on disclosure) to the Receiving Party prior to being disclosed by or obtained from the Disclosing Party, as evidenced by written records kept in the ordinary course of business of, or by proof of actual use by, the Receiving Party, (c) has been or is hereafter rightfully received by the Receiving Party from a third person (other than the Disclosing Party) without restriction on disclosure and without breach of a duty of confidentiality to the Disclosing Party; (d) has been independently developed by the Receiving Party without access to Confidential Information of the Disclosing Party; or (e) is required to be disclosed, but only to the extent required, by court order, or pursuant to applicable law, regulation or self-regulatory organization rules, provided that the Receiving Party notifies the Disclosing Party so that the Disclosing Party may have a reasonable opportunity to obtain a protective order or other form of protection against disclosure. Notwithstanding any such compelled disclosure by the Receiving Party, such compelled disclosure will not otherwise affect the Receiving Party's obligations hereunder with respect to Confidential Information, including Customer Information, so disclosed. It shall be presumed that any Confidential Information in the Receiving Party's possession is not within any of the exceptions above, and the burden is upon the Receiving Party to prove otherwise by records and documentation.

          d. Customer Information. As between Schwab and Fund Parties, Customer Information (as defined below) will remain the sole and exclusive property of Schwab. "Customer Information" shall mean all disclosed data information, however collected or received, including without limitation, through "cookies," Web bugs, or non-electronic means pertaining to or identifiable to Schwab's customer(s) or prospective customers, to investment advisors, third party administrators, or introducing brokers placing transactions through Schwab, or to the customers of such intermediaries, including, without limitation, name, address, e-mail address, TIN or social security number, passwords, account numbers, personal financial information, personal preferences, demographic data, marketing data, data about securities transactions, credit data, or any other identification data.

          e. Treatment of Customer Information. Each party represents and warrants that at all times during and after the terms of this Agreement, it shall use, handle, collect, maintain and safeguard Customer Information in accordance with: (i) Schwab's published privacy policy as it is in effect from time to time; (ii) the confidentiality and non-disclosure requirements of this Agreement; (iii) the Gramm-Leach-Bliley Act of 1999 (Public law 106-102, 113 stat. 1138) and its implementing regulations (e.g. Securities and Exchange Commission Regulation S-P and Federal Reserve Board Regulation P) as applicable and as they may be amended from time-to-time; and (iv) such other applicable federal and state privacy, confidentiality, consumer protection, advertising, electronic mail, and data security laws and regulations, whether in effect now or in the future. Fund Company specifically agrees, without limitation of the foregoing, that names, addresses and Fund share positions of non-objecting Schwab customers ("NBO information") furnished to it or its Affiliates or agents pursuant to Rule 14b-1(b)(3) of the Securities Exchange Act of 1934, as amended (the '34 Act"), will be used only as permitted by Rule 14a-13(b)(4) under the '34 Act. Each party will maintain and enforce safety and physical security procedures with respect to its access and maintenance of Customer Information that are at least equal to industry standards for such types of locations and which provide reasonably appropriate technical and organizational safeguards against accidental or unlawful destruction, loss, alteration, or unauthorized disclosure of or access to Customer Information and any other data owned by Schwab and accessible by Fund Parties under this Agreement. Fund Parties will report to Schwab immediately any and all breaches of security or unauthorized access to Fund Parties' systems that either Fund Party detects or becomes aware of and which affect the security of Customer Information.

          f. Each party acknowledges that any breach of this Section 7 would result in immediate and irreparable harm for which monetary damages would be inadequate. Accordingly, each party will be entitled to equitable relief to remedy any threatened or actual breach of this Section 7 by any other party, as well as such other relief as any court of competent jurisdiction deems appropriate.

     8. Indemnification.

          a. Distributor shall indemnify and hold harmless Schwab and each director, officer, employee and agent of Schwab and any of its Affiliates from and against any and all losses, claims, liabilities and expenses (including reasonable attorney's fees) ("Losses") incurred by any of them arising out of
(i) any untrue statement of material fact or any omission of a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in any prospectus, registration statement, annual or other periodic report or proxy statement of the Fund or in any advertising or promotional material published or provided to Schwab by or on behalf of Fund Company, Distributor, or any Affiliate of Fund Company, or accurately derived from information published or provided by or on behalf of Fund Company, Distributor, or any Affiliate of Fund Company; (ii) any violation of any law, rule, or regulation relating to the registration or qualification of shares of the Fund; (iii) any breach by Fund Parties of any representation, warranty or agreement contained in this Agreement; or (iv) any willful misconduct or negligence by Fund Parties in the performance of, or failure to perform, its obligations under this Agreement, except to the extent such Losses are caused by Schwab or its Affiliates' breach of this Agreement or willful misconduct or negligence in the performance of, or failure to perform, its obligations under this Agreement.

          b. Schwab shall indemnify and hold harmless Fund Parties, and its directors, officers, employees, and agents and any of their Affiliates from and against any and all Losses incurred by any of them arising out of (i) Schwab or its Affiliates' dissemination of information regarding Fund Company or a Fund that contains any untrue statement of material fact or any omission of material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading and that was not published or provided to Schwab or its Affiliates by or on behalf of Fund Company, Distributor, or any Affiliate of Fund Company, or accurately derived from information published or provided by or on behalf of Fund Company, Distributor, or any Affiliate of Fund Company, (ii) any breach by Schwab or its Affiliates of any representation, warranty or agreement contained in this Agreement, or (iii) any willful misconduct or negligence by Schwab or its Affiliates in the performance of, or failure to perform, its obligations under this Agreement, except to the extent such Losses are caused by Fund Company, Distributor, or any Affiliate of Fund Company's breach of this Agreement, or willful misconduct or negligence in the performance of, or failure to perform, its obligations under this Agreement.

          c. Except to the extent otherwise expressly provided in this Agreement, no party assumes any responsibility hereunder, or will be liable to the other, for any damage, loss of data, delay or any other loss whatsoever caused by events beyond its reasonable control.

          d. These indemnification terms shall survive termination of this Agreement.

     9. Governing Law. This Agreement shall be governed by and interpreted under the laws of the State of California applicable to contracts between California residents entered into and to be performed entirely within the State.

     10. Arbitration. In the event of a dispute between Fund Parties or either of them and Schwab relating to or arising out of this Agreement or the relationship of the parties hereto, the parties will submit the matter to arbitration in accordance with subsections a., b., and c. below.

          a. Arbitration will be held in accordance with the rules and regulations of the NASD, except, (i) in the event that the NASD is unwilling to accept jurisdiction of the matter, such arbitration will be held in accordance with the rules and regulations of the American Arbitration Association, and (ii) in the event that a non-party to this Agreement brings an arbitration against Schwab or Fund Parties relating to or arising out of this Agreement, then the parties agree to arbitrate in whichever arbitration forum such arbitration is brought.

          b. If arbitration is brought by one of the parties hereto, the number of arbitrators shall be three (3), and they will be selected in accordance with the rules and regulations of the NASD or American Arbitration Association, as appropriate. The arbitrators shall be attorneys, or retired attorneys, specialized in Securities Law. Any award of the arbitrators will be limited to compensatory damages and will be conclusive and binding upon the parties. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. Sections 1-16 to the exclusion of state laws inconsistent therewith, and judgment upon the award may be entered in any court having jurisdiction.

          c. Each party shall bear its own expenses, including legal and accounting fees, if any, with respect to the arbitration. The arbitrator will designate the party to bear the expenses of the arbitration or the respective amounts of such expense to be borne by each party. Any costs, fees or taxes involved in enforcing the award shall be fully assessed against and paid by the party resisting enforcement of the award.

          d. Nothing in this Section 10 will prevent any party from resorting to judicial proceedings for injunctive relief to prevent serious and irreparable harm or injury to the party or to others.

     11. Exhibits. Fund Parties shall deliver or cause to be delivered to Schwab a completed Exhibit B and C to establish a Fund in the MFMP. Schwab shall be entitled to rely on the information contained in the Exhibits B and C, as may be amended by Fund Parties from time to time, in connection with the purchase and redemption of Fund shares and the processing of transactions related to Fund shares. If an Exhibit B or C has been completed and delivered to establish a Fund in the MFMP under an Operating Agreement, then Fund Parties may, upon notice to Schwab, adopt such completed and delivered Exhibit for this Agreement, in which case such Exhibit shall be an Exhibit to both this Agreement and the Operating Agreement; and any amendment to such Exhibit shall amend both Agreements.

     12. Reliance on Communications. Any communication, instruction or notice made pursuant to this Agreement may be made orally, provided that such oral communication is on a recorded telephone line or is promptly confirmed in writing by facsimile transmission. Each of Schwab and its Affiliates is entitled to rely on any communications or instructions that it reasonably believes were provided to it by Distributor, Fund Company or its agents authorized to provide such communications or instructions to Schwab or its Affiliates. Each Distributor, Fund Company, and their agents is entitled to rely on any communications or instructions they reasonably believe were provided to them by Schwab or its Affiliates, or its agents authorized to provide such communications or instructions to Distributor, Fund Company, or their agents.

     13. Incorporation; Entire Agreement. All Exhibits and Schedules furnished pursuant to this Agreement, as it may be amended from time to time, are by this reference incorporated into and made a part of this Agreement. This Agreement constitutes the entire agreement between the parties as to the subject matter hereof and supersedes any and all agreements, representations and warranties, written or oral, regarding such subject matter made prior to the time at which this Agreement has been executed and delivered by the parties.

     14. Amendment.

          a. This Agreement may be amended only by a writing executed by each party hereto that is to be bound by such amendment, except as provided in this
Section 14.

          b. Exhibit A may be amended unilaterally by Schwab on forty (40) days' written notice to Fund Company, unless the parties agree in writing to a shorter notice period for such amendment, but such amendment will not take effect if Fund Company notifies Schwab in writing of its objection to such amendment prior to expiration of the applicable notice period.

          c. Exhibit B must be amended unilaterally by Fund Parties in the event of any change to the information contained therein as to a Fund, and amendment must occur in a manner timed to coincide with such change so that Schwab may have opportunity to object to such change as not operationally feasible and either, in its sole discretion: (A) suspend purchases of shares of such Fund until such time as such change is operationally feasible for Schwab and the parties may thus amend this Agreement, or (B) terminate this Agreement as to such Fund. Notwithstanding the foregoing, Schwab may treat the Exhibit B for a Fund as immediately amended by any change to the mutual fund information for a Fund provided by Fund Parties on NSCC's Mutual Fund Profile Service under
Section 4.e. of the Operating Procedures which conflicts with information provided on Exhibit B, and may require Fund Parties to immediately conform Exhibit B accordingly.

          d. Exhibit C (Fund Contacts) must be amended unilaterally by Fund Parties in the event of any change to the information contained therein as to a Fund.

          e. Schedule I may be amended unilaterally by Schwab immediately upon notice to Fund Parties, provided however that any new or changed Networking Fee or PPMF to be paid to Schwab pursuant to Section 4 of this Agreement ("Fee Term") shall have been previously approved (including by email) by Fund Parties. Notwithstanding any such amendment to Schedule I, if a Fee Term has not been previously approved by the Fund Parties in accordance with this section, then such new or changed Fee Term shall not become part of this Agreement, but
Schedule I shall remain amended otherwise as provided in Schwab's notice and the parties shall proceed to resolve such disputed Fee Term in good faith.

     15. Effectiveness and Termination

          a. The effective date of this Agreement as to any Fund shall be the later of the date on which this Agreement is made or the date set forth opposite the name of the Fund on Schedule I.

          b. This Agreement may be terminated as to any Fund by Schwab immediately upon written notice to Fund Company. This Agreement may be terminated as to any Fund by Fund Company upon thirty (30) days' written notice to Schwab.

          c. Upon the termination date for any Fund, Schwab will no longer make the Fund shares available for purchase by investors through the MFMP. Schwab reserves the right to transfer the Fund shares of MFMP investors out of the Account. If Schwab continues to hold the Fund shares on behalf of MFMP investors in the Account, the parties agree to be obligated under, and act in accordance with, the terms and conditions of this Agreement with respect to such shares.

     16. Role and Relationship of Schwab. The parties acknowledge and agree that any services provided by Schwab under this Agreement are administrative and related services only and are not the services of an underwriter or a principal underwriter of any Fund within the meaning of the Securities Act of 1933, as amended, or the 1940 Act, as applicable. This Agreement also does not constitute Schwab a transfer agent or an agent of Fund Company, any Fund or any of their Affiliates, and the parties agree that Schwab acts hereunder as an agent of its customers and other MFMP investors only.

     17. No Waiver. The failure of either party to insist upon exercising any right under this Agreement in any instance or instances shall not to any extent preclude such party from asserting or relying upon such right in any other instance.

     18.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which will be deemed an original, and all of which together shall constitute one and the same instrument.

     19. Headings. The headings of the sections or other subdivisions of this Agreement are for convenience of reference only and shall not affect the meaning, construction, operation, or effect of the terms hereof or otherwise be considered in the interpretation of this Agreement.

     20. Effect of This Agreement. Any Operating Agreement, and, if applicable, Services Agreement, to which any Fund under this Agreement is also a party are inapplicable to the shares of such Fund under this Agreement ("Load Operating Agreement Shares"); and this Agreement is inapplicable to the shares of such Fund under the Operating Agreement, and, if applicable, Services Agreement ("Operating Agreement Shares"). Load Operating Agreement Shares and Operating Agreement Shares shall be kept segregated by Schwab.

     IN WITNESS WHEREOF, this Agreement has been executed by a duly authorized representative of the parties hereto.

--------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.                    ALLIANCEBERNSTEIN FAMILY OF FUNDS

By: /S/ Fred Potts                            By: /S/ Emilie D. Wrapp
--------------------------------------------------------------------------------
        Fred Potts                            Name:   Emile D. Wrapp
--------------------------------------------------------------------------------
Senior Vice President                         as Secretary of each Fund Company,
                                              on behalf of each Fund Company and
                                              on behalf of each Fund
--------------------------------------------------------------------------------
Schwab Financial Products Operations          Date:    8/2/07
--------------------------------------------------------------------------------
Date:    8/8/07
--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INVESTMENTS, INC.

--------------------------------------------------------------------------------
By: /S/ Daniel A. Notto
--------------------------------------------------------------------------------
Name:   Daniel A. Notto
--------------------------------------------------------------------------------
Title:   Assistant Secretary
--------------------------------------------------------------------------------
Date:    8/2/07
--------------------------------------------------------------------------------

                                      SCHEDULE I TO THE LOAD FUND OPERATING AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Purchase               Networking  Effective
Fund Company                      Fund                                 Share Class    Availability     PPMF*      Fee        Date
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Americas        AllianceBernstein Global             Class A          MFMP            $16         $6       6/1/07
Government Income Trust, Inc.     Government Income Trust
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Americas        AllianceBernstein Global             Class B          MFMP          $19/$16       $6       6/1/07
Government Income Trust, Inc.     Government Income Trust
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Americas        AllianceBernstein Global             Class C          MFMP          $19/$16       $6       6/1/07
Government Income Trust, Inc.     Government Income Trust
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced        AllianceBernstein Balanced           Class A          MFMP            $16         $6       6/1/07
Shares, Inc.                      Shares
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced        AllianceBernstein Balanced           Class B          MFMP          $19/$16       $6       6/1/07
Shares, Inc.                      Shares
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced        AllianceBernstein Balanced           Class C          MFMP          $19/$16       $6       6/1/07
Shares, Inc.                      Shares
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Blended Style   AllianceBernstein 2020               Class C          MFMP          $19/$16       $6       6/1/07
Series, Inc.                      Retirement Strategy
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Blended Style   AllianceBernstein 2040               Class C          MFMP          $19/$16       $6       6/1/07
Series, Inc.                      Retirement Strategy
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Blended Style   AllianceBernstein 2045               Class A          MFMP            $16         $6       6/1/07
Series, Inc.                      Retirement Strategy
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Blended Style   AllianceBernstein 2045               Class B          MFMP          $19/$16       $6       6/1/07
Series, Inc.                      Retirement Strategy
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Blended Style   AllianceBernstein 2045               Class C          MFMP          $19/$16       $6       6/1/07
Series, Inc.                      Retirement Strategy
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Blended Style   AllianceBernstein US Large Cap       Class A          MFMP            $16         $6       6/1/07
Series, Inc.                      Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Blended Style   AllianceBernstein US Large Cap       Class B          MFMP          $19/$16       $6       6/1/07
Series, Inc.                      Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Blended Style   AllianceBernstein US Large Cap       Class C          MFMP          $19/$16       $6       6/1/07
Series, Inc.                      Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Bond Fund,      AllianceBernstein Corporate          Class A          MFMP            $16         $6       6/1/07
Inc.                              Bond Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Bond Fund,      AllianceBernstein Corporate          Class B          MFMP          $19/$16       $6       6/1/07
Inc.                              Bond Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Bond Fund,      AllianceBernstein Corporate          Class C          MFMP          $19/$16       $6       6/1/07
Inc.                              Bond Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Bond Fund,      AllianceBernstein Intermediate       Class A          MFMP            $16         $6       6/1/07
Inc.                              Bond Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Bond Fund,      AllianceBernstein Intermediate       Class B          MFMP          $19/$16       $6       6/1/07
Inc.                              Bond Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Bond Fund,      AllianceBernstein Intermediate       Class C          MFMP          $19/$16       $6       6/1/07
Inc.                              Bond Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Bond Fund,      AllianceBernstein US Government      Class B          MFMP            $16         $6       6/1/07
Inc.                              Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Bond Fund,      AllianceBernstein US Government      Class C          MFMP          $19/$16       $6       6/1/07
Inc.                              Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Disciplined     AllianceBernstein Focused            Class A          MFMP            $16         $6       6/1/07
Value Fund, Inc.                  Growth & Income Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Disciplined     AllianceBernstein Focused            Class B          MFMP          $19/$16       $6       6/1/07
Value Fund, Inc.                  Growth & Income Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Disciplined     AllianceBernstein Focused            Class C          MFMP          $19/$16       $6       6/1/07
Value Fund, Inc.                  Growth & Income Fund
------------------------------------------------------------------------------------------------------------------------------------

                                      SCHEDULE I TO THE LOAD FUND OPERATING AGREEMENT
                                                        {continued}
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Purchase               Networking  Effective
Fund Company                      Fund                              Share Class       Availability     PPMF*      Fee        Date
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Emerging        AllianceBernstein Emerging        Class A              MFMP          $16          $6      6/1/07
Market Debt Fund                  Market Debt Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Emerging        AllianceBernstein Emerging        Class B              MFMP          $19/$16      $6      6/1/07
Market Debt Fund                  Market Debt Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Emerging        AllianceBernstein Emerging        Class C              MFMP          $19/$16      $6      6/1/07
Market Debt Fund                  Market Debt Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Exchange        AllianceBernstein Exchange        Class A              MFMP            $16        $6      6/1/07
Reserves                          Reserves
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Exchange        AllianceBernstein Exchange        Class B              MFMP          $19/$16      $6      6/1/07
Reserves                          Reserves
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Exchange        AllianceBernstein Exchange        Class C              MFMP          $19/$16      $6      6/1/07
Reserves                          Reserves
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global          AllianceBernstein Global          Class C              MFMP          $19/$16      $6      6/1/07
Research Growth Fund, Inc.        Research Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global          AllianceBernstein Global          Class A              MFMP            $16        $6      6/1/07
Research Growth Fund, Inc.        Research Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global          AllianceBernstein Global          Class A              MFMP            $16        $6      6/1/07
Strategic Income Trust, Inc.      Strategic Income Trust
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global          AllianceBernstein Global          Class B              MFMP          $19/$16      $6      6/1/07
Strategic Income Trust, Inc.      Strategic Income Trust
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global          AllianceBernstein Global          Class C              MFMP          $19/$16      $6      6/1/07
Strategic Income Trust, Inc.      Strategic Income Trust
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Greater China   AllianceBernstein Greater China   Class A              MFMP            $16        $6      6/1/07
97 Fund, Inc                      97 Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Greater China   AllianceBernstein Greater China   Class B              MFMP          $19/$16      $6      6/1/07
97 Fund, Inc                      97 Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Greater China   AllianceBernstein Greater China   Class C              MFMP          $19/$16      $6      6/1/07
97 Fund, Inc                      97 Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth &        AllianceBernstein Growth &        Class A              MFMP            $16        $6      6/1/07
Income Fund, Inc.                 Income Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth &        AllianceBernstein Growth &        Class B              MFMP          $19/$16      $6      6/1/07
Income Fund, Inc.                 Income Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth &        AllianceBernstein Growth &        Class C              MFMP          $19/$16      $6      6/1/07
Income Fund, Inc.                 Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Alliancebernstein Health Care     AllianceBernstein Global Health   Class A              MFMP            $16        $6      6/1/07
Fund, Inc.                        Care Fund
------------------------------------------------------------------------------------------------------------------------------------
Alliancebernstein Health Care     AllianceBernstein Global Health   Class B              MFMP          $19/$16      $6      6/1/07
Fund, Inc.                        Care Fund
------------------------------------------------------------------------------------------------------------------------------------
Alliancebernstein Health Care     AllianceBernstein Global Health   Class C              MFMP          $19/$16      $6      6/1/07
Fund, Inc.                        Care Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein High Yield      AllianceBernstein High Yield      Class A              MFMP            $16        $6      6/1/07
Fund Inc                          Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein High Yield      AllianceBernstein High Yield      Class B              MFMP          $19/$16      $6      6/1/07
Fund Inc                          Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein High Yield      AllianceBernstein High Yield      Class C              MFMP          $19/$16      $6      6/1/07
Fund Inc                          Fund
------------------------------------------------------------------------------------------------------------------------------------

                                      SCHEDULE I TO THE LOAD FUND OPERATING AGREEMENT
                                                        {continued}
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Purchase               Networking  Effective
Fund Company                      Fund                              Share Class       Availability     PPMF*      Fee        Date
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein                 AllianceBernstein                 Class A              MFMP            $16        $6       6/1/07
International Premier Growth      International Research Growth
Fund, Inc.                        Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein                 AllianceBernstein                 Class B              MFMP          $19/$16      $6       6/1/07
International Premier Growth      International Research Growth
Fund, Inc.                        Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein                 AllianceBernstein                 Class C              MFMP          $19/$16      $6       6/1/07
International Premier Growth      International Research Growth
Fund, Inc.                        Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Mid Cap         AllianceBernstein Mid Cap         Class A              MFMP            $16        $6       6/1/07
Growth Fund, Inc.                 Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Mid Cap         AllianceBernstein Mid Cap         Class C              MFMP          $19/$16      $6       6/1/07
Growth Fund, Inc.                 Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Mid Cap         AllianceBernstein Mid Cap         Class C              MFMP          $19/$16      $6       6/1/07
Growth Fund, Inc.                 Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein Arizona         Class A              MFMP            $16        $6       6/1/07
Income Fund II                    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein Arizona         Class B              MFMP          $19/$16      $6       6/1/07
Income Fund II                    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein Arizona         Class C              MFMP          $19/$16      $6       6/1/07
Income Fund II                    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein Florida         Class A              MFMP            $16        $6       6/1/07
Income Fund II                    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein Florida         Class B              MFMP          $19/$16      $6       6/1/07
Income Fund II                    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein Florida         Class C              MFMP          $19/$16      $6       6/1/07
Income Fund II                    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein                 Class A              MFMP            $16        $6       6/1/07
Income Fund II                    Massachusetts Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein                 Class B              MFMP          $19/$16      $6       6/1/07
Income Fund II                    Massachusetts Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein                 Class C              MFMP          $19/$16      $6       6/1/07
Income Fund II                    Massachusetts Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein Michigan        Class A              MFMP            $16        $6       6/1/07
Income Fund II                    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein Michigan        Class B              MFMP          $19/$16      $6       6/1/07
Income Fund II                    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein Michigan        Class C              MFMP          $19/$16      $6       6/1/07
Income Fund II                    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein Minnesota       Class A              MFMP            $16        $6       6/1/07
Income Fund II                    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein Minnesota       Class B              MFMP          $19/$16      $6       6/1/07
Income Fund II                    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein Minnesota       Class C              MFMP          $19/$16      $6       6/1/07
Income Fund II                    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein New Jersey      Class A              MFMP            $16        $6       6/1/07
Income Fund II                    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein New Jersey      Class B              MFMP          $19/$16      $6       6/1/07
Income Fund II                    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein New Jersey      Class C              MFMP          $19/$16      $6       6/1/07
Income Fund II                    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein Ohio            Class A              MFMP            $16        $6       6/1/07
Income Fund II                    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein Ohio            Class B              MFMP          $19/$16      $6       6/1/07
Income Fund II                    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein Ohio            Class C              MFMP          $19/$16      $6       6/1/07
Income Fund II                    Portfolio
------------------------------------------------------------------------------------------------------------------------------------

                                      SCHEDULE I TO THE LOAD FUND OPERATING AGREEMENT
                                                        {continued}
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Purchase               Networking  Effective
Fund Company                      Fund                              Share Class       Availability     PPMF*      Fee        Date
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein Pennsylvania    Class A              MFMP            $16        $6      6/1/07
Income Fund II                    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein Pennsylvania    Class B              MFMP          $19/$16      $6      6/1/07
Income Fund II                    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein Pennsylvania    Class C              MFMP          $19/$16      $6      6/1/07
Income Fund II                    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein Virginia        Class A              MFMP            $16        $6      6/1/07
Income Fund II                    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein Virginia        Class B              MFMP          $19/$16      $6      6/1/07
Income Fund II                    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein Virginia        Class C              MFMP          $19/$16      $6      6/1/07
Income Fund II                    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein California      Class A              MFMP            $16        $6      6/1/07
Income Fund, Inc.                 Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein California      Class B              MFMP          $19/$16      $6      6/1/07
Income Fund, Inc.                 Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein California      Class C              MFMP          $19/$16      $6      6/1/07
Income Fund, Inc.                 Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein Insured         Class A              MFMP            $16        $6      6/1/07
Income Fund, Inc.                 California Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein Insured         Class B              MFMP          $19/$16      $6      6/1/07
Income Fund, Inc.                 California Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein Insured         Class C              MFMP          $19/$16      $6      6/1/07
Income Fund, Inc.                 California Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein Insured         Class A              MFMP            $16        $6      6/1/07
Income Fund, Inc.                 National Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein Insured         Class B              MFMP          $19/$16      $6      6/1/07
Income Fund, Inc.                 National Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein Insured         Class C              MFMP          $19/$16      $6      6/1/07
Income Fund, Inc.                 National Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein National        Class A              MFMP            $16        $6      6/1/07
Income Fund, Inc.                 Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein National        Class B              MFMP          $19/$16      $6      6/1/07
Income Fund, inc.                 Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein National        Class C              MFMP          $19/$16      $6      6/1/07
Income Fund, Inc.                 Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein New York        Class A              MFMP            $16        $6      6/1/07
Income Fund, Inc.                 Portfolio
------------------------------------------------------------------------------------------------------------------------------------

                                      SCHEDULE I TO THE LOAD FUND OPERATING AGREEMENT
                                                        {continued}
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Purchase               Networking  Effective
Fund Company                      Fund                              Share Class       Availability     PPMF*      Fee        Date
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein New York        Class B              MFMP          $19/$16      $6      6/1/07
Income Fund, Inc.                 Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Municipal       AllianceBernstein New York        Class C              MFMP          $19/$16      $6      6/1/07
Income Fund, Inc.                 Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Portfolios      AllianceBernstein Balanced        Class A              MFMP            $16        $6      6/1/07
                                  Wealth Strategy
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Portfolios      AllianceBernstein Balanced        Class B              MFMP          $19/$16      $6      6/1/07
                                  Wealth Strategy
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Portfolios      AllianceBernstein Balanced        Class C              MFMP          $19/$16      $6      6/1/07
                                  Wealth Strategy
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Portfolios      AllianceBernstein Growth Fund     Class A              MFMP            $16        $6      6/1/07
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Portfolios      AllianceBernstein Growth Fund     Class B              MFMP          $19/$16      $6      6/1/07
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Portfolios      AllianceBernstein Growth Fund     Class C              MFMP          $19/$16      $6      6/1/07
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Portfolios      AllianceBernstein Tax Managed     Class A              MFMP            $16        $6      6/1/07
                                  Balance Wealth Strategy
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Portfolios      AllianceBernstein Tax Managed     Class B              MFMP          $19/$16      $6      6/1/07
                                  Balance Wealth Strategy
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Portfolios      AllianceBernstein Tax Managed     Class C              MFMP          $19/$16      $6      6/1/07
                                  Balance Wealth Strategy
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Portfolios      AllianceBernstein Tax Managed     Class A              MFMP            $16        $6      6/1/07
                                  Wealth Preservation Strategy
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Portfolios      AllianceBernstein Tax Managed     Class B              MFMP          $19/$16      $6      6/1/07
                                  Wealth Preservation Strategy
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Portfolios      AllianceBernstein Tax Managed     Class C              MFMP          $19/$16      $6      6/1/07
                                  Wealth Preservation Strategy
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Portfolios      AllianceBernstein Tax-Managed     Class A              MFMP            $16        $6      6/1/07
                                  Wealth Appreciation Strategy
------------------------------------------------------------------------------------------------------------------------------------

                                      SCHEDULE I TO THE LOAD FUND OPERATING AGREEMENT
                                                        {continued}

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Purchase               Networking  Effective
Fund Company                      Fund                              Share Class       Availability     PPMF*      Fee        Date
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Portfolios      AllianceBernstein Tax-Managed     Class B              MFMP          $19/$16      $6      6/1/07
                                  Wealth Appreciation Strategy
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Portfolios      AllianceBernstein Tax-Managed     Class C              MFMP          $19/$16      $6      6/1/07
                                  Wealth Appreciation Strategy
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Portfolios      AllianceBernstein Wealth          Class A              MFMP            $16        $6      6/1/07
                                  Appreciation Strategy
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Portfolios      AllianceBernstein Wealth          Class B              MFMP          $19/$16      $6      6/1/07
                                  Appreciation Strategy
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Portfolios      AllianceBernstein Wealth          Class C              MFMP          $19/$16      $6      6/1/07
                                  Appreciation Strategy
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Portfolios      AllianceBernstein Wealth          Class A              MFMP            $16        $6      6/1/07
                                  Preservation Strategy
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Portfolios      AllianceBernstein Wealth          Class B              MFMP          $19/$16      $6      6/1/07
                                  Preservation Strategy
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Portfolios      AllianceBernstein Wealth          Class C              MFMP          $19/$16      $6      6/1/07
                                  Preservation Strategy
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Premier         AllianceBernstein Large Cap       Class A              MFMP            $16        $6      6/1/07
Growth Fund, Inc.                 Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Premier         AllianceBernstein Large Cap       Class B              MFMP          $19/$16      $6      6/1/07
Growth Fund, Inc.                 Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Premier         AllianceBernstein Large Cap       Class C              MFMP          $19/$16      $6      6/1/07
Growth Fund, Inc.                 Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Real Estate     AllianceBernstein Global Real     Class A              MFMP            $16        $6      6/1/07
Investment Trust, Inc.            Estate Investment Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Real Estate     AllianceBernstein Global Real     Class B              MFMP          $19/$16      $6      6/1/07
Investment Trust, Inc.            Estate Investment Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Real Estate     AllianceBernstein Global Real     Class C              MFMP          $19/$16      $6      6/1/07
Investment Trust, Inc.            Estate Investment Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap       AllianceBernstein Small Cap       Class A              MFMP            $16        $6      6/1/07
Growth Fund, Inc.                 Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap       AllianceBernstein Small Cap       Class B              MFMP          $19/$16      $6      6/1/07
Growth Fund, Inc.                 Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------

                                      SCHEDULE I TO THE LOAD FUND OPERATING AGREEMENT
                                                        {continued}

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Purchase               Networking  Effective
Fund Company                      Fund                              Share Class       Availability     PPMF*      Fee        Date
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap       AllianceBernstein Small Cap       Class C              MFMP          $19/$16      $6      6/1/07
Growth Fund, Inc.                 Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Technology      AllianceBernstein Global                               MFMP            $16        $6      6/1/07
Fund, Inc.                        Technology Fund                   Class A
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Technology      AllianceBernstein Global          Class B              MFMP          $19/$16      $6      6/1/07
Fund, Inc.                        Technology Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Technology      AllianceBernstein Global          Class C              MFMP          $19/$16      $6      6/1/07
Fund, Inc.                        Technology Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Trust           AllianceBernstein Global          Class A              MFMP            $16        $6      6/1/07
                                  Value Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Trust           AllianceBernstein Global          Class B              MFMP          $19/$16      $6      6/1/07
                                  Value Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Trust           AllianceBernstein Global          Class C              MFMP          $19/$16      $6      6/1/07
                                  Value Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Trust           AllianceBernstein                 Class A              MFMP            $16        $6      6/1/07
                                  International Value Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Trust           AllianceBernstein                 Class B              MFMP          $19/$16      $6      6/1/07
                                  International Value Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Trust           AllianceBernstein                 Class C              MFMP          $19/$16      $6      6/1/07
                                  International Value Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Trust           AllianceBernstein Small/Mid       Class A              MFMP            $16        $6      6/1/07
                                  Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Trust           AllianceBernstein Small/Mid       Class B              MFMP          $19/$16      $6      6/1/07
                                  Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Trust           AllianceBernstein Small/Mid       Class C              MFMP          $19/$16      $6      6/1/07
                                  Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Trust           AllianceBernstein Value Fund      Class A              MFMP            $16        $6      6/1/07
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Trust           AllianceBernstein Value Fund      Class B              MFMP          $19/$16      $6      6/1/07
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Trust           AllianceBernstein Value Fund      Class C              MFMP          $19/$16      $6      6/1/07
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Utility         AllianceBernstein Utility         Class A              MFMP            $16        $6      6/1/07
Income Fund, Inc.                 Income Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Utility         AllianceBernstein Utility         Class B              MFMP          $19/$16      $6      6/1/07
Income Fund, Inc.                 Income Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Utility         AllianceBernstein Utility         Class C              MFMP          $19/$16      $6      6/1/07
Income Fund, Inc.                 Income Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Worldwide       AllianceBernstein                 Class A              MFMP            $16        $6      6/1/07
Privatization Fund, Inc.          International Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Worldwide       AllianceBernstein                 Class B              MFMP          $19/$16      $6      6/1/07
Privatization Fund, Inc.          International Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Worldwide       AllianceBernstein                 Class C              MFMP          $19/$16      $6      6/1/07
Privatization Fund, Inc.          International Growth Fund
------------------------------------------------------------------------------------------------------------------------------------

----------
* The PPMF shall be either $19 or $16, depending on whether or not the position has shares subject to a CDSC. Any position that includes shares subject to a CDSC will be subject to the $19 fee. Any position that does not include shares subject to a CDSC shall be subject to the $16 fee.

MFMP Indicates that Fund can be made available for purchase to all MFMP investors.

                                    EXHIBIT A
                                    ---------

                              Operating Procedures

1.   Accounts.

     a. Account Opening. Schwab may open Omnibus Account(s) and Sub-Accounts with each Fund, which shall each be established and maintained pursuant to Networking.

     b. Registration of Accounts.

        Each Account shall be registered:

        Charles Schwab & Co., Inc.
        Special Custody Account for the Exclusive Benefit of Customer(s)
        Attention:  Mutual Funds
        101 Montgomery Street
        San Francisco, California  94104

Schwab's TIN on an Account through the NSCC system will identify it as an Omnibus Account. Schwab will note on each Sub-Account through the NSCC system the BIN, SSN/TIN, state and zip code of the account address of the MFMP investor.

     c. Account Set Up for Capital Gains and Dividends.

          (i) Each Omnibus Account will be set up for the reinvestment of capital gains and dividend distributions, unless otherwise specified in writing by Schwab.

          (ii) Schwab will designate whether capital gains and/or dividend distributions for each Sub-Account should be received in cash or reinvested in shares of the applicable Fund.

     d. Account Identification. The Fund shall designate each Omnibus Account and each Sub-Account with an account number. The account number will be the means of identification when the parties are transacting in either an Omnibus Account or a Sub-Account.

     e. Electronic Access to Accounts. Fund Partyshall arrange with the Fund's transfer agent for Schwab to have electronic access to the transfer agent system for account inquiry capability on all information maintained by the transfer agent with respect to each Account.

     f. Possession and Control. The parties acknowledge that each Account is in Schwab's name for the benefit of an MFMP investor or MFMP investors who are the beneficial owners of a Fund's shares. Fund Company agrees that all Fund shares held by Schwab on behalf of MFMP investors shall be carried in a custody account for the exclusive benefit of customers and shall not be subject to any right, charge, security interest, lien, or other claim against Schwab in favor of the Fund or Fund Company.

     g. No Closure of Omnibus Accounts. The Omnibus Accounts shall be kept open on the Fund's books regardless of a lack of activity or small position size, except to the extent that Schwab takes specific action to close an Omnibus Account or otherwise provides its written consent to such closure.

     h. Additional Accounts. Schwab has the right to open additional Accounts from time to time to accommodate other investment options and features, and to consolidate existing accounts if and when appropriate to meet the needs of the MFMP. Fund Company agrees that it will not establish additional accounts for Schwab without Schwab's prior written instruction.

     i. Reservation of Right to Move Shares. Schwab reserves the right to issue instructions to each Fund to move shares between an Account and any other Account Schwab may open.

     j. Conversion between Sub-Accounts and Omnibus Accounts. In the event Sub-Accounts are to be combined into Omnibus Accounts or Omnibus Accounts are to be divided into Sub-Accounts, which Schwab may determine in its sole discretion from time to time, Fund Company shall reasonably cooperate with Schwab to accomplish such planned conversion. Schwab shall discuss with Fund Company a conversion plan and shall obtain consent from Fund Company for the timing of such conversion, which consent shall not be unreasonably withheld. The conversion plan shall include procedures for conversion, procedures and reasonable time frames for resolving discrepancies arising from the conversion, procedures for conversion between billing and payment of Networking fees and the PPMF under Sections 4.a. and 4.b. of the Agreement, an approximation of the number of Sub-Accounts in the case of conversion of Omnibus to Sub-Accounts, and such other matters as necessary to effect the conversion.

     k. Tax Withholding. Schwab shall comply in all respects with any and all applicable obligations relating to withholding pursuant to the Internal Revenue Code of 1986, as amended ("Code"), and shall promptly advise Fund Company of any matter that may affect the responsibilities of the Fund Company to MFMP investors pursuant to the Code.

     l. Account Transfer Agent Records and Reconciliation of Sub-Accounts. The official transfer agent records of each Account shall be as determined by Fund Company. Schwab and Fund Company shall each designate liaison personnel to communicate, control, and execute promptly any required corrections or reconciliations with respect to any Sub-Account, and shall handle such activity with respect to Omnibus Accounts as set forth in 1.m. below.

     m. Reconciliation of Omnibus Accounts.

          (i) Schwab shall verify, on a next day basis, Orders (as defined below) placed for any Omnibus Account with a Fund. All activity in the Omnibus Account must be reflected. Therefore, any "as of" activity must be shown with its corresponding "as of" dates.

          (ii) The Fund will provide to Schwab full daily  activity  detail and,
at  a  minimum,   weekly  account   positions  via  NSCC  or  other   electronic
transmission, unless otherwise mutually agreed upon by the parties.

          (iii) Schwab will provide a daily activity report to each Fund for each such Fund's Omnibus Account(s). In addition, (A) with respect to any Fund with a contingent deferred redemption fee ("CDSC"), Schwab shall provide a periodic report on the aging of CDSC share lots in the Omnibus Account(s) and a daily or periodic report on CDSC share lot conversions (pursuant to Section 11.e. of these Operating Procedures) for each such Fund's Omnibus Account(s), and (B) with respect to any Fund with aging rules for Rule 12b-1 Plan payments, Schwab shall provide a periodic report on the aging of Rule 12b-1 Plan share lots for each such Fund's Omnibus Account(s).

          (iv) The parties agree to notify each other and correct any error in any Omnibus Account with a Fund upon discovery. If an error is not corrected by the day following discovery, all parties agree to make best efforts to avoid this from hindering any routine daily operational activity in the Omnibus Account.

2.   Shareholder Information.

     a. Agreement to Provide Information. As a financial intermediary to each Fund under Rule 22c-2, promulgated pursuant to the 1940 Act ("Rule 22c-2"), on and after October 16, 2007, or such earlier date as Schwab notifies Fund Parties that MFMP systems are able to accommodate the request ("Compliance Date"), Schwab agrees to provide a Fund, other than a Fund which is an "excepted fund" as defined in Rule 22c-2(b), upon written request in a form reasonably required by Schwab and as otherwise set forth in this Section 2.a., the taxpayer identification number ("TIN") or, in the case of non-U.S. shareholders for whom a TIN is unavailable, the International Taxpayer Identification Number or other government issued identifier, if known, of any: (A) beneficial owners of Fund shares; (B) retirement plan participants; or (C) holders of interests in a variable annuity or variable life insurance contract ("Shareholder(s)") that purchased, redeemed, transferred or exchanged shares of the Fund through the Omnibus Account(s) during the period covered by the request, and the amounts and dates of each such purchase, redemption, transfer, or exchange of shares ("Shareholder Information").

          (i) Period Covered by Request. All requests for Shareholder Information must set forth the specific date(s) or period after the Compliance Date for which the information is sought. If a Fund deems it necessary to request Shareholder Information older than ninety (90) days from the date of request, the Fund acknowledges that such request will precipitate a longer response time.

          (ii) Form and Timing of Response. Schwab agrees, on and after the Compliance Date and subject to the terms of this Section 2.a., to transmit the Shareholder Information that is on its books and records to the Fund as soon as reasonably practicable after Schwab's receipt of a request. If the requested information pertains to a Shareholder investing through an account held by an indirect intermediary, as defined in Rule 22c-2 ("Indirect Intermediary"), and is not on Schwab's books and records, Schwab agrees, upon further request by the Fund, to use reasonable efforts to: (a) promptly obtain the Shareholder Information from the Indirect Intermediary and transmit that information to the Fund; (b) obtain assurances from the Indirect Intermediary that the Shareholder Information will be provided directly and promptly to the Fund; or (c) if the Shareholder Information cannot be provided pursuant to (a) and (b) above, block further purchases and exchanges of Fund shares in the Indirect Intermediary account. Schwab agrees to inform the Fund regarding which of the foregoing options it will follow. The Shareholder Information will be communicated to the Fund in a format consistent with the NSCC Standardized Data Reporting Format, or in such other format as may be mutually agreed upon by the parties.

     b. Agreement to Restrict Trading. Schwab agrees, on and after the Compliance Date and subject to the terms of this Section 2.b., to execute written instructions from the Fund to restrict or prohibit further purchases or exchanges of shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's shares, either directly or indirectly through Schwab's Account(s), that violate policies established by the Fund for the purpose of eliminating or reducing dilution of the value of the Fund's shares ("Restriction Instructions"). If the Restriction Instructions pertain to a Shareholder investing through an account held by an Indirect Intermediary, Schwab will forward the Restriction Instructions to the Indirect Intermediary, and either (A) obtain assurances from the Indirect Intermediary that it will promptly execute the Restriction Instructions, or (B) if the Indirect Intermediary cannot execute the Restriction Instructions, block all further purchases and exchanges of Fund shares in the Indirect Intermediary account.

          (i) Form of Instructions. Restriction Instructions must be received by Schwab in writing in a form required by Schwab.

          (ii) Timing of Response. Schwab agrees to execute, and to obtain assurances that any Indirect Intermediary will execute, the Restriction Instructions according to the terms set forth herein as soon as reasonably practicable, but not later than five (5) Business Days after receipt of the Restriction Instructions by Schwab.

          (iii) Confirmation by Schwab. Schwab will provide confirmation to the Fund, in writing or in a manner mutually agreed upon by the parties, that Schwab has, as applicable, either (a) executed the Restriction Instructions, (b) obtained assurances from the Indirect Intermediary that it has executed the Restriction Instructions, or (c) blocked further purchases and exchanges of Fund Shares in the Indirect Intermediary's account. Schwab agrees to provide such confirmation as soon as reasonably practicable, but not later than ten (10) Business Days after such action has been taken.

     c. Anti-Dilution Policy Compliance Pending Rule 22c-2. Until the Compliance Date, Schwab shall provide such information concerning MFMP investors through the Account(s) ("Investor Information") as Fund Company requests on behalf of each Fund for purposes of each Fund's compliance with its own policies established for the purpose of eliminating or reducing dilution of the value of outstanding securities issued by the Fund including, without limitation, policies concerning roundtrips and other forms of market timing and excessive trading (collectively, "Anti-Dilution Policy"), but not more than Schwab customarily makes available to funds participating in Schwab's Mutual Fund Marketplace from time to time, as determined in Schwab's sole discretion, and as is required by applicable law, rule, or regulation. Fund Company acknowledges and agrees that it has been informed of the parameters of such provision of Investor Information by Schwab and has determined that it is sufficient for each Fund to determine compliance with its own Anti-Dilution Policy. If at any time Fund Company concludes that the Investor Information Schwab provides is no longer sufficient for a Fund to make such determination, Fund Company shall in writing instruct Schwab to suspend further purchases of such Fund' shares through Schwab's Mutual Fund Marketplace until such time as the Fund can make such determination with the Investor Information provided by Schwab.

     d. Limitations on Use of Information. The Investor Information (and Shareholder Information, on and after the Compliance Date) is provided by Schwab to Fund Company subject to Fund Company's compliance with the terms and conditions governing Customer Information under this Agreement. Fund Company shall not use the Investor Information (or Shareholder Information, on and after the Compliance Date) received pursuant to this Section for marketing or any other purposes other than for the purpose of eliminating or reducing dilution of the value of Fund shares.

     e. Definition of "Purchase". For purposes of Section 2 of this Exhibit A, the term "purchase" does not include the automatic reinvestment of dividends.

3.   Authorization to Receive Orders on Fund's Behalf.

     a. Authorization of Schwab. Fund Company hereby designates and authorizes Schwab to receive purchase and redemption orders in proper form ("Order(s)") from MFMP investors on the Fund's behalf for purposes of Rule 22c-1 under the 1940 Act, so that any such MFMP investor will receive the share price next computed by the Fund after the time at which such MFMP investor places its Order with Schwab.

     b. Authorization of Sub-Designees. Fund Company further agrees that Schwab may designate and authorize such intermediaries as it deems necessary, appropriate or desirable ("Sub-Designees"), to receive Orders from MFMP investors on the Fund's behalf for purposes of Rule 22c-1 under the 1940 Act, so that any such MFMP investor will receive the share price next computed by the Fund after the time at which such MFMP investor places its Order with Sub-Designee. Schwab shall be liable to Fund Company and the Funds for compliance with the terms of this Section 3.b. to the same extent as if Schwab itself had acted or failed to act instead of the Sub-Designee.

     c. Fund Company  Representations  and  Warranties.  In connection with this
Section 3, Fund Company represents and warrants to Schwab that all necessary legal and other actions have been taken to authorize Schwab and any Sub-Designee to receive purchase and redemption Orders from MFMP investors on behalf of the Funds for purposes of Rule 22c-1 under the 1940 Act by each Fund's board of directors or board of trustees, and that it will cause each Fund's board of directors or board of trustees to take such necessary legal and other actions regarding the annual review of such authorization.

     d. Schwab Representations and Warranties. In connection with this Section 3, Schwab represents and warrants that:

          (i) Schwab's internal control structure over the processing and transmission of Orders for Fund transactions is suitably designed to prevent or detect on a timely basis Orders received after Market Close from being aggregated with Orders received before Market Close and to minimize errors that could result in late transmission of Orders to the Funds ("Internal Control Procedures").

          (ii) Schwab will review annually the adequacy of its Internal Control Procedures and will change and modify them as necessary to maintain their adequacy.

          (iii) Each Sub-Designee will be required to adopt and implement written internal controls adequate to prevent or detect on a timely basis Orders received after Market Close from being aggregated with Orders received before Market Close ("Sub-Designee Internal Control Procedures").

          (iv) Each Sub-Designee will be required to review annually the adequacy of its Sub-Designee Internal Control Procedures and to change and modify them as necessary to maintain their adequacy.

          (v) Upon request by Fund Company, Schwab will provide Fund Company with a description of its Internal Control Procedures and a certification from Schwab that they are adequate as of the most recent annual review as well as a certification that each Sub-Designee has adopted and implemented Sub-Designee Internal Control Procedures that are adequate as of the most recent annual review.

4.   NSCC.

     a. In General. Unless otherwise agreed to by the parties, each Account maintained at NSCC will be maintained in accordance with Matrix Level 3 (full broker control) as designated by the NSCC.

     b. NSCC Covenants. Schwab and Fund Company agree (i) to perform any and all duties, functions, procedures, and responsibilities assigned to them by NSCC rules, procedures, or other requirements relating to Fund/SERV ("NSCC Fund/SERV"), Defined Contribution Clearance and Settlement ("DCC&S"), Networking ("Networking"), and the NSCC's Mutual Fund Profile Service ("MFPS") as applicable, in a competent manner; (ii) to maintain facilities, equipment, and skilled personnel sufficient to perform the foregoing activities; (iii) that any information provided to the other party through Fund/SERV, Networking, DCC&S, and MFPS will be accurate, complete, and in the format prescribed by the NSCC;
(iv) to adopt, implement, and maintain procedures reasonably designed to ensure the accuracy of all transmissions through Fund/SERV, Networking, DCC&S, and MFPS, and (v) to limit the access to, and the inputting of data into, Fund/SERV, Networking, DCC&S, and MFPS to persons specifically authorized by the party.

     c. Fund/SERV Transactions. On each Business Day, Fund Company agrees (i) to accept and effect changes in its records upon receipt of purchase, redemption and registration instructions from Schwab electronically through Fund/SERV; (ii) to process any instructions received from Schwab through Fund/SERV in a timely manner; and (iii) to use reasonable efforts to confirm or reject any Fund purchase or redemption Order on the same day such Order is received from Schwab through Fund/SERV but in any event no later than the next opening of the New York Stock Exchange ("Market Open"), or to notify Schwab prior to Market Open of any event, such as a systems failure of Fund Company or the NSCC, that would prohibit Fund Company from confirming or rejecting such an Order. Fund Company acknowledges and agrees that its confirmation of any Fund purchase or redemption Order received from Schwab through Fund/SERV will be an acceptance of such Order, and that such acceptance may be revoked only upon Schwab's receipt of a revocation of acceptance prior to Market Open. If Fund Company does not confirm or reject an Order prior to Market Open or notify Schwab as provided in this Section prior to Market Open, such Order will be deemed confirmed and accepted by Fund Company immediately after Market Open.

     d. Networking. For each Account established and/or maintained pursuant to Networking, Fund Company shall accept and effect changes in its records upon receipt of instructions, communications and actions from Schwab electronically through Networking without supporting documentation from Schwab or the beneficial owners of Fund shares. Fund Company shall be responsible for processing any such instructions, communications or actions from Schwab and for executing the instructions of Schwab in a timely manner.

     e. NSCC's Mutual Fund Profile Service. Fund Company shall provide Schwab with mutual fund information for each Fund in a timely manner through MFPS. "Mutual fund information" shall be as prescribed by the MFPS and shall include, but not be limited to, as applicable: sales charge, breakpoint qualification, discount linkage, waiver, broker's commission or concession, 12b-1 Plan fee, and the rules governing each; the daily net asset value and, if applicable, public offering price of Fund shares; Blue Sky qualification information; dividend and distribution information; and merger and Fund closing information. Schwab shall be entitled to rely on any mutual fund information provided through MFPS, even if such mutual fund information conflicts with any verbal or other written information provided by Fund Company under this Agreement, including that provided on Exhibit B.

5.   Trade Processing.

     a. Transmission of Orders. Schwab will transmit Orders to Fund Company via NSCC in a Fund/SERV file format, except as provided below.

          (i) Orders Transmitted Through NSCC's Fund/SERV. Except as set forth in Sections 5.a.(ii) and 5.b.(i) below, (1) Orders received by Schwab or a Sub-Designee prior to the close of the New York Stock Exchange (generally, 4:00 p.m. Eastern Time) ("Market Close") on any Business Day ("Day 1") (such Orders are referred to herein as "Day 1 Trades") will be transmitted by Schwab to Fund Company through NSCC in a Fund/SERV file format in the manner and within the time frame permitted by NSCC Fund/SERV Rules on Day 1 (Schwab will notify Fund Company of the need for exception processing under Section 5.b. by 8:00 p.m. Eastern Time on Day 1) ; and (2) Orders received by Schwab or a Sub-Designee at or after Market Close on Day 1 (such Orders are referred to herein as "Day 2 Trades") will be transmitted by Schwab to Fund Company through NSCC in a Fund/SERV file format in the manner and within the time frame permitted by NSCC Fund/SERV Rules on the next Business Day ("Day 2") (Schwab will notify Fund Company by 8:00 p.m. Eastern Time on Day 2 in the event of the need for exception processing under Section 5.b.(i).

          (ii) Orders Transmitted Outside NSCC's Fund/SERV. If transmittal of Orders through NSCC is not operationally feasible for a Fund in accordance with these Operating Procedures, and except as set forth in Section 5.b.(i) below,
(1) Orders received by Schwab or a Sub-Designee prior to Market Close on Day 1 will be transmitted by Schwab to the Fund by other means by 8:00 p.m. Eastern Time on Day 1 (also "Day 1 Trades"); and (2) Orders received by Schwab or Sub-Designees at or after Market Close on Day 1 will be transmitted by Schwab to the Fund by other means by 8:00 p.m. Eastern Time on Day 2 (also "Day 2 Trades").

     b. Transmission Exceptions. Notwithstanding Sections 5.a.(i) and (ii) above,

          (i) Fund Company agrees that if Schwab is prevented from transmitting Day 1 Trades to a Fund as provided in Sections 5.a.(i) or 5.a.(ii) above, as applicable, on Day 1 due to unforeseen circumstances (such as computer system failures experienced by Schwab, or the NSCC, natural catastrophes, or other emergencies), provided that Schwab notifies Fund Company of such contingency prior to 8:00 p.m. Eastern Time on Day 1, Schwab may:

               (1) transmit such Day 1 Trades for an Omnibus Account to the Fund through NSCC prior to 8:00 p.m. Eastern Time on Day 2, provided further that Schwab notifies Fund Company of the Day 1 Trade information prior to Market Open on Day 2;

               (2) transmit such Day 1 Trades for an Omnibus Account through means other than NSCC prior to Market Open on Day 2 or such other mutually agreed upon time; or

               (3) transmit such Day 1 Trades for Sub-Accounts through NSCC as soon as operationally feasible, provided further that Schwab notifies Fund Company of the Day 1 Trade information prior to Market Open on Day 2. For any transmission exception processed by Schwab under this Section 5.b.(i), Schwab will provide upon request by Fund Company a written explanation of the circumstances that prevented Schwab from transmitting the Day 1 Trades to the Fund as provided in Section 5.a.(i) or 5.a.(ii) above.

          (ii) Rejected Trades Remediated. In the event that Fund Company rejects a Day 1 Trade transmitted via NSCC (or the Fund notifies Schwab pursuant to Section 4.c.(iii) above that it would have rejected the Day 1 Trade had there not been systems error), and the parties agree that such rejection can be remediated by Schwab, Schwab may follow the procedures for transmitting Orders set forth in Section 5.b.(i) above for Day 1 Trades.

     c. Transmission of Order Information. With respect to any Order placed for an Account, Schwab shall provide electronic or other written notification to Fund Parties, contemporaneously with each such transmission, of the applicable sales charges, Discounts, and short term redemption fees (under Section 7.f. of these Operating Procedures) assessed on the Order (i) for such MFMP investor, as to an Order for a Sub-Account, and (ii) for such MFMP investor or investors, as to an Order for an Omnibus Account ("Order Information"). Fund Company shall cooperate reasonably to allow Schwab, at Schwab's request and upon the provision by Schwab of the appropriate registration and linkage information, to allow MFMP investors rights of accumulation based on Fund shares held in accounts directly with the Fund or by other brokers or banks. Schwab represents and warrants that it or an intermediary clearing transactions through it holds documentary validation for each waiver of a contingent deferred sales charge transmitted as Order Information pursuant to this Section; that it will retain such for the period required by any law, rule, or regulation; and that it will make such documents available to Fund Parties in an agreed manner upon reasonable notice.

Fund Parties shall not, in any instance, charge any sales loads or give any Discounts, including breakpoint Discounts, on any Order for an Omnibus Account without Order Information from Schwab directing such action. Fund Company expressly acknowledge that only Schwab has information concerning the individual order(s) making up the aggregate purchase or redemption Order placed for an Omnibus Account, and that Fund Parties must use Schwab's Order Information to accurately process such Orders.

6.   Fund's Pricing of Orders.

     a. Pricing Information. On every Business Day, Fund Company will provide to Schwab prior to 7:00 p.m., Eastern Time, each Fund's closing net asset value, and public offering price if applicable, for that day ("Share Price") and/or notification of no Share Price for that day. Fund Company shall provide such information on a best efforts basis taking into consideration any extraordinary circumstances arising at the Fund (e.g. natural disasters, etc.).

     b. Pricing of Orders.  If timely  transmitted by Schwab in accordance  with
Section 5.a. above for regular processing, or in accordance with Section 5.b. above for exception processing upon notification, Fund Company agrees that (a) Day 1 Trades will be effected at the Share Price calculated as of Market Close on Day 1, and (b) Day 2 Trades will be effected at the Share Price calculated as of Market Close on Day 2. Fund Company agrees that, consistent with the foregoing, Day 1 Trades will have been received by the Fund prior to Market Close on Day 1, and Day 2 Trades will have been received by the Fund prior to Market Close on Day 2, for all purposes, including, without limitation, settlement and effecting distributions.

7.   Order Settlement and Redemption Fees.

     a. Settlement Date. Schwab and Fund Company shall settle Day 1 Trades, including Day 1 Trades rejected and subsequently remediated prior to Market Open on Day 2 pursuant to Section 5.b.(ii) hereof, on Day 2, and shall settle Day 2 Trades, including Day 2 Trades rejected and subsequently remediated prior to Market Open on Day 3 pursuant to Section 5.b.(ii) hereof, on Day 3 (each, respectively, a "Settlement Date"). Notwithstanding the foregoing, the parties may agree to "T+3" settlement in Sub-Accounts as to a Fund, and if so, with respect to the Sub-Accounts for such Fund, Schwab and Fund Company shall settle Day 1 Trades, including Day 1 Trades rejected and subsequently remediated prior to Market Open on Day 2 pursuant to Section 5.b.(ii) hereof, on Day 4, and shall settle Day 2 Trades, including Day 2 Trades rejected and subsequently remediated prior to Market Open on Day 3 pursuant to Section 5.b.(ii) hereof, on Day 5 (each respectively, but only with respect to such agreed Sub-Accounts, also a "Settlement Date").

     b. Method of Settlement.

          (i) All Orders transmitted by Schwab outside of NSCC shall be settled by Schwab and Fund Company outside of NSCC on the appropriate Settlement Date.

          (ii) All Orders transmitted by Schwab through NSCC to a Sub-Account shall be settled by Schwab and Fund Company through the NSCC's money settlement process on the appropriate Settlement Date.

          (iii) All  Orders  transmitted  by Schwab  through  NSCC to an Omnibus
Account, at Schwab's sole discretion, shall be settled by Schwab and Fund Company either outside of the NSCC's money settlement process or through the NSCC's money settlement process on the appropriate Settlement Date.

          (iv) Any commission or concession due Schwab on a purchase Order in an Account shall settle net with the Order. Any CDSC or short term redemption fee under Section 7.f. due a Fund on a redemption Order in a Sub-Account shall settle net with the order. Any CDSC or short term redemption fee under Section 7.f. due to a Fund on a redemption Order in an Omnibus Account shall be remitted by Schwab to the Fund on no less than a monthly basis in a manner mutually agreed upon by the parties.

     c. Settlement Outside NSCC. With respect to settlement outside NSCC's money settlement process,

          (i) As to all purchase Orders for a Fund placed by Schwab on a given trade date, whether for an Omnibus Account or for Sub-Account(s), Schwab will transmit the purchase price to the Fund less any concessions or commissions due Schwab, by wire transfer on the appropriate Settlement Date.

          (ii) As to all redemption Orders for a Fund placed by Schwab on a given trade date in Sub-Accounts, Fund Partyor its designee will cause the Fund to send to Schwab the proceeds of the redemption Order less any assessed CDSCs and/or short term redemption fees under Section 7.e, by wire transfer on the appropriate Settlement Date. Wire transfers of redemption proceeds shall be separate from wire transfers for other purposes.

          (iii) As to all redemption Orders for a Fund placed by Schwab on a given trade date in an Omnibus Account, Fund Company will cause each such Fund to send to Schwab the aggregate proceeds of the redemption Order by wire transfer on the appropriate Settlement Date. Wire transfers of redemption proceeds shall be separate from wire transfers for other purposes. In the event that a Fund cannot verify redemption proceeds in an Omnibus Account, Fund Company or its designee agrees to settle trades and forward redemption proceeds in accordance with these Operating Procedures based on information provided by Schwab. Schwab will be responsible for the accuracy of all trade information provided by it. Any assessed CDSCs and short term redemption fees under Section 7.f. shall be remitted by Schwab to the Fund on a no less than monthly basis in a manner mutually agreed upon by the parties.

          (iv) Each wire transfer of redemption proceeds shall indicate, on the Fed Funds wire system, the amount thereof attributable to each Fund; provided, however, that if the number of entries would be too great to be transmitted through the Fed Funds wire system, Fund Company or its designee shall, on the day the wire is sent, notify Schwab of such entries. The cost of the wire transfer is the responsibility of the party sending the wire.

          (v) The cost of the wire transfer is the responsibility of the party sending the wire. The interest cost associated with any delayed wire is the responsibility of the party sending the wire and will be charged at the Federal Funds rate, or if applicable, as set forth in Section 7.e. below for Fund Company.

     d. Notification of Extended Settlement. Should a Fund need to extend settlement on an aggregate trade, Fund Company must notify Schwab by 7:00 p.m. Eastern Time on trade date to discuss the extension. For purposes of determining the length of settlement on an aggregate trade, Fund Company agrees to treat shareholders that hold Fund shares through the Account the same as it treats all other shareholders, including those that hold Fund shares directly with the Fund and those that hold indirectly through another financial intermediary. Each party shall be responsible for the interest cost associated with such party's failure to settle trades in a timely fashion, which interest will be charged at the Federal Funds rate or, if applicable, as set forth in Section 7.e. below for Fund Company.

     e. Interest on Late Settlement. If Fund Company does not settle redemption orders on Settlement Date and has not contacted Schwab by 7:00 p.m. Eastern Time on trade date to discuss such extension of settlement (even if such extension is due to a systems problem unknown on trade date), then Schwab may, at its option, take any or all of the actions set forth below.

          (i) Charge interest on the amount of the redemption proceeds due to it, as follows:

               (1) For the first day, (A) Schwab may charge Fund Company interest at the Federal Funds "offered" rate for such day as published in The Wall Street Journal if the amount does not exceed $1 million, or (B) Schwab may charge Fund Company interest at the Prime Rate for such day as published in The Wall Street Journal if the amount exceeds $1 million; and

               (2) For each day following the first day, Schwab may charge Fund Company interest at the Prime Rate for each such day as published in The Wall Street Journal, plus 2% per annum; and

          (ii) Upon notice to Fund Company, on any subsequent Settlement Date and for so long as such redemption proceeds are due to it:

               (1) Schwab may settle purchase orders and redemption orders net of each other for such Fund; and/or

               (2) Schwab may net any redemption proceeds still due to it against any net or gross purchase amount due from Schwab to such Fund.

     f. Short-Term Redemption Fees.

          (i) For each Fund that imposes a short term redemption fee, Fund Company shall complete and execute a form provided by Schwab, and as may be revised by Schwab from time to time, which shall instruct Schwab in the operational requirements, consistent with Schwab's operational capabilities, for imposing such fee ("Redemption Fee Instruction Form"), (A) prior to the Effective Date for such Fund, and (B) at least forty-five (45) Business Days prior to any new short term redemption fee or any change in an existing short term redemption fee. Fund Company acknowledges and agrees that Schwab may rely on the last executed Redemption Fee Instruction Form for any Fund until at least forty-five (45) Business Days after Fund Company has completed and executed a new Redemption Fee Instruction Form.

          (ii) Schwab agrees to impose on MFMP investors any short term redemption fee for which Fund Company has provided a Redemption Fee Instruction Form pursuant to Section 7.f.(i) above.

          (iii) In the event that Fund Company cannot agree to the terms and conditions set forth in the Redemption Fee Instruction Form as to a new or changed redemption fee pursuant to Section 7.f.(i)(B) above due to operational incompatibility or any other reason, then coincident with such new or changed redemption fee, Schwab will take either one of the following actions in its sole discretion: (A) suspend purchases of shares of such Fund until such time as Fund Company can agree to the terms and conditions set forth in the Redemption Fee Instruction Form, or (B) terminate this Agreement as to such Fund.

8.   Distributions and Dividends.

     a. Information Required by Schwab. For each Account, Fund Parties shall provide all Fund distribution and dividend information as follows: (i) the record date, ex-dividend date, and payable date with respect to the Fund as soon as practicable after it is announced, but no later than three (3) Business Days prior to record date, (ii) the record date share balance in the Account and the distribution rate per share on the first Business Day after record date, (iii) the distribution rate and distribution type by 3:00 p.m. on ex-dividend date; and (iv) the reinvest price per share as soon as reasonably practicable after the Fund determines its Net Asset Value, but in no event later than 7:00 p.m. Eastern Time on the ex-dividend date (unless another time is agreed to in writing by the parties). Other distribution information required by Schwab from time to time for payment of distributions to its MFMP investors shall be provided by Fund Parties on such dates as are agreed upon between Schwab and Fund Parties, but no later than payable date.

     b. Payment of Distributions and Dividends.

          (i) Reinvestment Election Payment. For each Account designated by Schwab for the payment of capital gains distributions and/or dividends in additional shares of a Fund, Fund Company shall, on the payable date, credit to the applicable Account the aggregate number of full and fractional shares of the Fund reinvested as a result of such capital gains distributions and/or dividends.

          (ii) Cash Election Payment. For each Account designated by Schwab for the payment of capital gains distributions and/or dividends in cash, Fund
Company shall, if the Account is processed through NSCC, at Schwab's sole discretion, follow the method of settlement set forth in either 7.b.(ii)(1) or 7.b.(ii)(2) below, and shall, if the Account is processed outside of NSCC, follow the method of settlement set forth in 7.b.(ii)(2) below.

               (1) Fund Company shall pay to Schwab through the NSCC's money settlement process, by no later than the second Business Day following receipt of the reinvest price per share ("R+2"), the full amount of such capital gains distributions and/or dividends.

               (2) Fund Company shall wire to the designated Schwab bank account the full amount of such capital gains distributions and/or dividends on the first Business Day following the reinvest price per share ("R+1").

          (iii) Cash Election Payment from Omnibus Reinvestment Account. For each Omnibus Account designated by Schwab for the payment of capital gains distributions and/or dividends in additional shares of a Fund, for purposes of effecting cash distributions and cash dividends through such Omnibus Account for MFMP investors who have elected through Schwab to receive their capital gains distributions and/or dividends in cash, prior to 10:00 a.m., Eastern Time, on R+1, Schwab shall give notification to Fund Company in a manner agreed to by the parties of the aggregate number of Fund shares which resulted from reinvestment of distributions or dividends for MFMP investors who had elected to receive distributions in cash. Fund Company shall make an adjusting reconciling transaction to void the purchase of such number of shares at the reinvest price per share. Schwab shall use the proceeds from such adjusting reconciling transaction to pay the distribution or dividend in cash to MFMP investors who have elected to receive such distributions or dividends in cash. For each Omnibus Account processed through NSCC, settlement of such adjusting reconciling transaction shall be by either the method set forth in 7.b.(iii)(1) or the method set forth in 7.b.(iii)(2), at Schwab's sole discretion. For Omnibus Accounts processed outside of NSCC, settlement shall be by the method set forth in 7.b.(iii)(2):

               (1) If Schwab submits such adjusting reconciling transaction through NSCC on R+1, Fund Company or Fund shall pay the proceeds from such adjusting reconciling transaction no later than the next Business Day (R+2)

               (2) If Schwab submits such adjusting reconciling transaction on R+1 by means other than through Fund/SERV, Fund Company or Fund shall wire the proceeds resulting from such adjusting reconciling transaction to the designated Schwab bank account on R+1.

     c. Interest on Late Settlement of Distributions. If Fund Company has not paid to Schwab the cash proceeds of the adjusting reconciling transaction as required in a reinvest Omnibus Account under Section 8.b.(iii) or has not paid to Schwab the cash proceeds as required in a cash Account under Section 8.b.(ii), either through the NSCC's money settlement process on R+2 or, for Accounts processed outside of the NSCC, by wire transfer on R+1 (each a "Due Date"), then Fund or its shall pay interest on the amount of any cash proceeds outstanding on or after the Due Date at the Federal Funds rate.

9. Daily Dividend Funds. For each Fund that pays daily dividends, Schwab shall accrue dividends commencing on purchase settlement date and terminating on redemption trade date for any shares held in an Omnibus Account or, in the alternative, shall use a method of accrual mutually agreed upon by the parties. For each such Fund, whether shares are held in an Omnibus Account or Sub-Accounts, Fund Company shall provide to Schwab on a daily basis the following record date information via the NSCC's Mutual Fund Profile Service, Networking, or other mutually agreed upon means: daily rate, cumulative daily rate for the period, account share balance, account accrual dividend amount (for that day), weekend and holiday accrual methodology, account accrual dividend amount (for period to date), and account transfers and period-to-date accrual amounts.

10.  Transfer of Accounts.

     a. ACATS-Fund/SERV Service. The parties agree to participate in the NSCC's Automated Customer Account Transfer Services ("ACATS")-Fund/SERV service. Fund Company shall process transfers between accounts held by other street name brokers or banks and the Account for a Fund through NSCC's ACATS-Fund/SERV service immediately upon receipt of instructions from Schwab.

     b. Non-ACATS-Fund/SERV Transfers. For the purpose of expediting transfers that must be processed outside of NSCC's ACAT-Fund/SERV service, Fund Company agrees to transfer shares between accounts held directly with the Fund or by other street name brokers and the Account for a Fund by (i) accepting change of dealer maintenance or transaction instruction through Networking, or (ii) if Networking is not available, by accepting by facsimile transmission a summary sheet of information indicating the customers' names, account numbers, the Fund affected, and the number of shares to be re-registered or liquidated ("Summary Sheet").

     c. Signature Guarantee. Schwab represents and warrants that for each transfer and liquidation transfer it initiates pursuant to Sections 10.a. and 10.b. above, it or the intermediary for which it clears transactions holds each underlying instruction for re-registration or liquidation signed by its customer, and that its customer's signature on such instruction is signature guaranteed by Schwab or the intermediary for which Schwab clears transactions, as applicable, pursuant to the Securities Transfer Agents Medallion Program ("STAMP"). Schwab, or, if applicable, the underlying intermediary, will retain these documents for the period required by any applicable law, rule, or regulation.

     d. Indemnification. Schwab agrees to indemnify and hold harmless Fund Company, the Fund, and each director, officer, employee and agent of Fund Company ("Indemnified Person") from and against any and all Losses incurred by any of them arising out of the impropriety of any transfer or liquidation transfer initiated by it and effected by the Fund at Schwab's instruction in reliance on Section 10.c. to the same extent as provided under STAMP, except to the extent such Losses arise out of the failure of any Indemnified Person to comply with the instructions provided by Schwab as set forth in Sections 10.a. and b. above.

     e. Settlement of Liquidation Transfers. Fund Company agrees to settle proceeds resulting from liquidation transfers with Schwab as set forth in
Section 7 of these Operating Procedures.

     f. No Individual FBO Accounts. Fund Company shall process all transfer and liquidation requests into the appropriate Account. At no time shall any Fund establish any separate account registered to Schwab for the benefit of an individual shareholder. In the event any such account is mistakenly opened, Schwab reserves the right to instruct the Fund to move Fund shares to the Account. Fund Company further agrees that it shall provide notification to Schwab prior to effecting transfers of shares into the Account(s), and shall not effect transfers of shares out of the Account(s) without Schwab's instruction, as provided in Sections 10.a. and b. above.

     g. Qualified Custodian Status. Schwab represents and warrants that it is qualified as a custodian to accept in the Accounts shares from Fund IRA, Keogh, or 401(k) accounts.

     h. Confirmation of Transfers. Fund Company must confirm to Schwab the completion of each transfer on the day it occurs. The confirming information shall include the number of shares, date ("as of" date if unavoidable delay), transaction date, account number of the customer and the Account, registration, accrued dividends and account type (i.e., IRA, Keogh, 401(k), etc.).

     i. Share Lot Histories, LOIs, and ROAs. Fund Parties agree to supply to Schwab upon transfer of shares into an Account, and Schwab agrees to supply to Fund Parties upon transfer out of an Account, as soon as reasonably practicable, but in no event later than forty-five (45) days after confirmation of transfer under 10.h. hereto, all shareholder history of specific purchases, redemptions (including exchanges) and reinvestments for CDSC, 12b-1, or other age dependent fees, and all letters of intent and all linkages for rights of accumulation for such transferred shares (collectively, "Share History") in a manner mutually agreed upon by the parties from time to time. Each of Schwab and Fund Parties may treat the Share History received as complete after such period and, in the case of a contingency or holding period for CDSC, 12b-1 Plan, or other age dependent fees for which no Share History has been received, treat such contingency period or holding period as having lapsed and act accordingly, including, by way of example and not limitation, by converting shares of a CDSC Fund under Section 11.e. of these Operating Procedures.

     j. Trailing Dividends. Transfer processing after record date but prior to payable date will include all accrued dividends. Each Fund is responsible for monitoring all completed full transfers for "trailing" dividends. Should a "trailing" dividend appear in an account, a Fund shall send such dividend to Schwab within five (5) Business Days, along with a specific written notification thereof. Notification shall include details of the dividend and customer, including the customer's social security number or taxpayer identification number, and/or the account number for the Account to which the transfer was made.

     k. Share Certificates. If MFMP investors submit share certificates for transfer into their Schwab brokerage accounts, Schwab will send such certificates, properly endorsed to the applicable Fund, for transfer into the Account with such Fund. Upon Schwab's request, Fund Company agrees to provide the status of said certificates and book share balances.

11.  General.

     a. Record Maintenance.

          (i) Schwab maintains records (or such records are maintained by an intermediary clearing trades through Schwab) for each MFMP investor who holds Fund shares through an Account, which records include:

               (1) Number of shares;

               (2)  Date,   price,  and  amount  of  purchases  and  redemptions
(including dividend reinvestments), and date and amounts of dividends paid for at least the current year to date;

               (3) Name and address of each of its customers, including zip codes and social security numbers or taxpayer identification numbers;

               (4)  Records of  distributions  and  dividend  payments;

               (5)  Any  CDSC's  applicable  to  the  shares,   and  documentary
verification of the basis for any CDSC waiver;

               (6) Any asset based sales charges paid on the shares;

               (7) Any letters of intent and rights of accumulation with respect to the shares;

               (8) Any transfers of shares; and

               (9) Overall control records.

          (ii) Schwab posts transactions in Fund shares to its customers' brokerage accounts.

     b. Shareholder Communication.

          (i) Fund Company shall arrange with Schwab, or a mailing agent designated or approved by Schwab, for the distribution of the materials listed below to all of Schwab's customers who hold Fund shares, which distribution shall be so arranged by Fund Company as to occur immediately upon the effective date of the materials:

               (1) All proxy or information statements prepared for circulation to shareholders of record of such Fund;

               (2) Annual reports;

               (3) Semi-annual reports;

               (4) Quarterly reports (if applicable); and

               (5)  All  updated  prospectuses,   supplements,   and  amendments
thereto.

Fund Company shall be responsible for providing the materials and for Schwab or the mailing agent's fees in connection with this service as well as for timely distribution. Fund Company agrees to have Schwab or the mailing agent consolidate mailings of material to shareholders of more than one Fund if the material to be mailed is identical for all such Funds.

          (ii) In addition to the materials listed above, Fund Company agrees to provide directly to Schwab all prospectuses, statements of additional information and supplements and amendments thereto, and annual and other periodic reports for each Fund in amounts reasonably requested by Schwab for distribution to its customers. Fund Company is obligated to supply these materials to Schwab in a timely manner so as to allow Schwab, at its own expense, to send current prospectuses and statements of additional information and periodic reports, immediately upon their effective dates, to customers and prospective customers requesting them through Schwab. Schwab will also send a current Fund prospectus with purchase trade confirmations for the initial purchase of a Fund. Fund Company shall notify Schwab immediately of any change to a Fund's prospectus.

          (iii) If Schwab acts as clearing broker in an omnibus relationship with a correspondent bank or broker ("Correspondent"), upon the request of Schwab, Fund Company shall also provide to Schwab, in a timely manner, sufficient supplies of Fund materials identified in Sections 11(b)(i) and 11(b)(ii) for Schwab to give to Correspondent for the distribution of such materials to Correspondent's customers.

          (iv) Fund Company shall ensure that the prospectus of each Fund discloses that the purchase or sale of Fund shares through intermediaries may be subject to transaction fees or other different or additional fees, and includes such other disclosures as may be required by applicable laws, rules and regulations. Fund Company shall also ensure that either the prospectus, or the statement of additional information ("SAI") if the SAI is incorporated in the prospectus, of each of its Funds discloses that:

               (1) the Fund has authorized one or more brokers to receive on its behalf purchase and redemption Orders;

               (2) such brokers are authorized to designate other intermediaries to receive purchase and redemption Orders on the Fund's behalf;

               (3) the Fund will be deemed to have received a purchase or redemption Order when an authorized broker or, if applicable, a broker's authorized designee, receives the Order; and

               (4) customer Orders will be priced at the Fund's Net Asset Value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Fund.

          (v) Schwab mails statements to its customers on a monthly basis (or as to accounts in which there has been no activity in a particular month, no less frequently than quarterly) showing, among other things, the number of shares of each Fund owned by such customer and the net asset value of each such Fund as of a recent date.

          (vi) Schwab responds to customer inquiries regarding, among other things, share prices, account balances, dividend amounts and dividend payment dates. With respect to Fund shares purchased by customers, Schwab provides average cost basis reporting to assist customers in the preparation of income tax returns.

     c. Dividend and Distribution Reporting.

          (i) For annual tax reporting purposes, Fund Company shall inform Schwab by January 15 of the portion of each Fund's distributions that are taxable for the previous calendar year that include dividends, capital gains, and tax reclassifications; and by February 15, the portion of each Fund's distributions for the previous calendar year that include qualifying dividend income, foreign source income, tax exempt income by state of origin or return of capital, U.S. government obligation interest, creditable and non-creditable foreign tax, dividends eligible for the corporate dividends received deductions, and redemption proceeds. In addition, Fund Company is responsible for identifying and informing Schwab concerning any portion of any dividends and other distributions and payments attributable to any Fund gains or portfolio interest earned after the close of the Fund Company's tax year that is not subject to tax withholding if paid to non-United States persons.

          (ii) In conformance with its status as a broker/dealer holding its customers securities in street name, Schwab shall prepare and file with the appropriate governmental agencies, such information, returns, and reports as are required to be so filed under applicable federal or state law, rule, or regulation to report (i) dividends and other distributions made, (ii) amounts withheld on dividends and other distributions and payments, and (iii) gross proceeds of sales transactions.

     d. Reorganization Activities.

          (i) Fund Closure Notification. If a Fund will be closed to new or subsequent purchases by shareholders ("Fund Closure"), Fund Company must notify Schwab as soon as practicable and shall use commercially reasonable efforts to complete and return a form closure notice provided by Schwab ("Fund Closure Form") at least (2) Business Days prior to the Fund Closure. If Fund Company fails to notify Schwab of a Fund Closure or return the Fund Closure Form pursuant to this Section, Fund Company agrees that such Fund will continue to accept those purchase Orders which Schwab received from MFMP investors prior to notification of the Fund Closure for a period of up to five (5) Business Days after the effective date of the Fund Closure. If a Fund is closed to business (both purchase and redemption) on any Business Day or any portion of a Business Day due to state or local holiday, inclement weather, operational problems, or any other reason, then Fund Company shall ensure that Schwab is notified in writing prior to or immediately upon such closure and shall work with Schwab to process any Orders taken by Schwab from MFMP investors during any period during which the Fund was closed but Schwab did not have notification of such closure.

          (ii) Mergers, Splits and other Reorganization Activities. Upon notice from Fund Company as set forth in this Section 11.d(ii), Schwab shall effect mergers, splits, reverse splits, and other corporate actions and reorganization activities (except with respect to Fund Closure under paragraph (i) above) of a Fund for its customers (each a "Fund Event"). The notice must state the record date and type of Fund Event, and must be received by Schwab at least seven Business Days prior to the record date of the Fund Event. By 6:00 p.m. Eastern Time on the effective date of such Fund Event, Fund Company shall provide all relevant information related to the Fund Event, including, for example and as applicable, factors, field inputs, the ratio of a split, and factor of merged shares.

     e. Share Lot Conversion. As to any share lot of a CDSC Fund held in an Account for which the contingency period has lapsed, the parties agree to cooperate to convert such shares into shares of another Fund of the multi-class, as applicable based on information provided under this Agreement by Fund Company on Exhibit B and/or MFPS for such conversions.

     f. Price, Distribution Rate and Other Fund Errors.

          (i) In the event adjustments are required to correct any error in the computation of the Net Asset Value or public offering price of a Fund's shares, in the distribution rate for a Fund's shares, or otherwise, Fund Company shall notify Schwab upon discovering the need for such adjustment. Notification may be made orally, but must be confirmed in writing.

          (ii) With respect to any Sub-Account, Fund Company shall notify Schwab upon resolution of the error. With respect to any Omnibus Account, Schwab and Fund Company shall agree promptly and in good faith to a resolution of the error, and no adjustment for the error shall be taken in the Omnibus Account until such agreement is reached. Following resolution of an error in any Account, upon request by Schwab, Fund Company shall provide Schwab with written notification of the resolution. The letter shall be written on Fund Company letterhead and shall state for each day on which an error occurred the incorrect price or rate, the correct price or rate, and the reason for the price or rate change. Fund Company agrees that Schwab may send this writing, or derivation thereof, to MFMP investors whose accounts are affected by the price or rate change.

          (iii) If an MFMP investor has received cash in excess of what he or she is entitled, Schwab will, when requested by Fund Company, and to the extent practicable and permitted by law, debit the MFMP investor's brokerage account in the amount of such excess, but only to the extent of any cash in the account, and repay it to the Fund. In no event, however, shall Schwab be liable to Fund Company or the Fund for any such amounts, unless the error was caused by Schwab's breach of this Agreement or its willful misconduct or negligence in the performance of, or failure to perform, its obligations under this Agreement. Upon the request of Fund Company, Schwab shall provide Fund Company with the name of the MFMP investor and other relevant information concerning the MFMP investor's brokerage account to assist Fund Company in the collection from Schwab's customer of any such excess amount not repaid to the Fund.

          (iv) If an adjustment is necessary to correct an error which has caused MFMP investors to receive dollars or shares less than that to which they are entitled, the Fund shall, as appropriate for Sub-Accounts and as mutually agreed by the parties for Omnibus Accounts pursuant to Section 11.f.(ii) above, make all necessary adjustments to the number of shares owned in the Account and/or distribute to Schwab any and all amounts of the underpayment. Schwab will credit the appropriate amount of such shares or payment to each MFMP investor.

          (v) For purposes of making adjustments, including the collection of overpayments, Fund Company agrees to treat shareholders that hold Fund shares through an Omnibus Account the same as it treats all other shareholders, including those that hold Fund shares directly with the Fund and those that hold indirectly through another financial intermediary. When making adjustments for an error, a Fund shall not net transactions for that day in an Account.

     g. Breakpoint Eligibility Corrections.In the event that Schwab notifies Fund Company of a failure of conditions on a breakpoint Discount given an MFMP investor on a purchase Order in a Sub-Account, Fund Parties agree to work with Schwab to correct such Sub-Account, recover the applicable sales charge from such MFMP investor for the Fund, and pay to Schwab the broker's concession due from it.

     h. Redemptions in Kind. Fund Company represents that if a Fund has reserved the right to redeem in kind, that Fund will not redeem in kind any shares held in the Accounts unless it notifies Schwab of its intent to redeem in kind prior to by 7:00 p.m. Eastern Time on trade date. Fund Company will use best efforts to ensure that the proceeds of any redemption in kind will include only easily marketable securities. Fund Company will work in good faith with Schwab and, upon Schwab's request, directly with the MFMP investor to effect the redemption in kind in an efficient manner, including with respect to coordinating the delivery of the in kind securities. For purposes of any redemption in kind, Fund Company agrees that it will treat as a "shareholder" each shareholder that holds Fund shares through an Account, provided that Schwab provides to Fund Company, upon request, the name or account number, number of Fund shares and other relevant information for each such shareholder.

     i. Suspension of Purchases. Upon notice to Fund Company, Schwab may suspend purchases by any or all segments of MFMP investors of any or all classes of Fund shares made available through the MFMP for any period of time.

     j. New Processing Systems. Fund Company agrees to cooperate to the extent possible with Schwab as Schwab develops and seeks to implement new processing systems for the MFMP.

                    ADDENDUM TO LOAD FUND OPERATING AGREEMENT

     This Addendum to the Load Fund Operating Agreement (this "Addendum") is made as of February 13, 2008, by and between AllianceBernstein Investments, Inc. ("Distributor"); the principal underwriter for certain registered investment companies for which Distributor serves as principal underwriter now or hereafter (the "Funds"); and Charles Schwab & Co., Inc. ("Schwab"), a California corporation. Unless otherwise indicated, all capitalized terms herein will have the same respective meaning as set forth in the Load Fund Operating Agreement.

     WHEREAS, Fund Parties are parties to the Load Fund Operating Agreement dated as of June 1, 2007, as amended (the "Agreement"), and this Addendum amends and supplements the Agreement; and

     WHEREAS, pursuant to the terms and conditions of the Agreement, Fund shares are made available to investors for purchase and redemption through Schwab's Mutual Fund Marketplace(R); and

     WHEREAS, Schwab may from time to time be designated as broker or dealer of record for one or more accounts ("Plan Direct Accounts") established directly with Funds by certain retirement and deferred compensation plans, and trusts used to fund those plans, including but not limited to 401(k) and other qualified plans ("Plans"), through which the Plans or their agents effect purchases, redemptions and other plan participant transactions; and

     WHEREAS, Schwab may receive certain compensation from the Funds in its capacity as broker or dealer of record for the Plan Direct Accounts; and

     WHEREAS, subject to the terms and conditions of this Addendum, Fund Parties desire to amend and supplement the Agreement regarding Plan Direct Accounts;

     NOW THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties hereto agree to amend the Agreement as follows:

     1. Plan Direct Accounts. Schwab may act as broker or dealer of record on Plan Direct Accounts holding the series or classes of shares of the Funds ("Plan Funds"). The parties acknowledge and understand that Plan Direct Accounts are not maintained on Schwab's mutual fund trading systems and therefore shall not be Accounts subject to the Operating Procedures under the Agreement. Through the Plan Direct Accounts, only Plans or their agents (and not Schwab) effect purchases, redemptions and other plan participant transactions in Plan Fund shares in accordance with the Fund account agreement and/or other agreement and procedures agreed upon by the Fund and the Plan or its agents and applicable to such Plan Direct Accounts.

     2. Payments. In consideration of the services Schwab provides to the Plan in Schwab's capacity as broker or dealer of record, Distributor shall pay to Schwab the usual and customary commissions or concessions and/or fees pursuant to a plan of distribution and/or shareholder servicing adopted under the 1940 Act ("Plan Account Fees") that are payable to any broker or dealer of record for accounts maintained with the Fund. All Plan Account Fees shall be paid at such rates and in such manner as may be described in the Fund's then-current prospectus or other offering documents. Distributor understands and agrees that Schwab may pay all or a portion of the Plan Account Fees it receives in connection with Plan Fund shares purchased by the Plan or its agents and maintained in Plan Direct Accounts to an unaffiliated broker-dealer for providing advice, administration, shareholder and/or other services to the Plans. The parties acknowledge and agree that the compensation Schwab receives in connection with Plan Fund shares under this Addendum is separate and distinct from any compensation Schwab receives under the Agreement applicable to Fund shares purchased and maintained by Schwab through its Mutual Fund Marketplace. Schwab is not eligible to receive any compensation in connection with Plan Fund shares other than as set forth in this paragraph.

     3. Amendment. This Addendum may be amended only by a writing executed by each party hereto that is to be bound by such amendment.

     4. Termination. This Addendum may be terminated as to any Plan Fund by either party immediately upon written notice to the other party.

     5. Counterparts. This Addendum may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

     6. Headings. The headings of the sections or other subdivisions of this Addendum are for convenience of reference only and shall not affect the meaning, construction, operation or effect of the terms hereof or otherwise be considered in the interpretation of this Addendum.

     7. Effect of This Addendum. This Addendum is intended to amend and supplement the provisions of the Agreement. This Addendum is only applicable to Plan Fund shares held in Plan Direct Accounts. In the event of a conflict between the provisions of this Addendum and the provisions of the Agreement, the provisions of this Addendum shall control. All other provisions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, this Addendum has been executed by a duly authorized representative of the parties.

CHARLES SCHWAB & CO., INC.

By: /S/ Fred Potts
    ---------------
        Fred Potts
        Senior Vice President
        Schwab Financial Products Operations

Date:   3-2-08


ALLIANCEBERNSTEIN INVESTMENTS, INC.

By:  /S/ Daniel A. Notto
     --------------------
Name:    Daniel A. Notto
Title:   Assistant Secretary
Date:    2/20/08